Amended and Restated Distribution Agreement



        This Agreement is entered into as of September 7, 1995 by and between Mallinckrodt Medical, Inc., a Delaware corporation with an address at 675
McDonnell Boulevard, Post Office Box 5840, St. Louis, Missouri 63134 ("Mallinckrodt"), and Molecular Biosystems, Inc., a Delaware corporation with an address at 10030 Barnes Canyon Road, San Diego, California 92121 ("MBI"). This Agreement is effective as of December 7, 1988 except as provided in Section 16.15.

                                    Recitals

        A. Mallinckrodt and MBI are parties to a Distribution Agreement dated as of December 7, 1988, as amended by an Agreement dated November 7, 1989 (as amended, the "Current Distribution Agreement").

        B. Mallinckrodt and MBI desire to amend and restate the Current Distribution Agreement as follows.

        Now, therefore, in consideration of their mutual promises, the parties agree as follows:

                                    Article 1

                                   Definitions

        As used in this Agreement, the following terms shall have the meanings specified below:

        1.01 Additional Territory shall mean all of the countries of the world except the countries included in the Territory, the Nycomed Territory and the Shionogi Territory.

        1.02 Affiliate shall mean with respect to a corporation, association, partnership, individual, trust or unincorporated organization, any other corporation, association, partnership, individual, trust or unincorporated organization that, directly or indirectly, controls, is controlled by or under common control with such corporation, association, partnership, individual, trust or unincorporated organization.

        1.03 Agreement shall mean this Amended and Restated Distribution Agreement, as amended from time to time.

        1.04 ALBUNEX shall mean any product for medical applications, including all modifications and improvements related thereto, that is an in vivo contrast agent for ultrasound and echocardiography diagnostic imaging and (a) that is covered by or described in, or manufactured in accordance with a process covered by or described in, any patent or pending patent application included in Appendix 2, (b) that is functionally similar to a product included in (a) above and is currently in the possession or control (by license or otherwise) of MBI, (c) that could be made pursuant to any process referred to in
(a) above, whether or not it is in fact made by that process, or (d) that consists of microbubbles or hollow microspheres made of a biocompatible material.

        The term "ALBUNEX" includes (but is not limited to) products consisting of sonicated albumin microspheres containing a perfluorocarbon in gaseous form and specifically includes the product consisting of sonicated albumin microspheres containing perfluoropropane which MBI has code-named "FS069."

        1.05 Albunex Product means each vial size of ALBUNEX manufactured for commercial sale for which the manufacturer assigns a separate identifying number. Each vial size of ALBUNEX manufactured for commercial sale shall be assigned a separate identifying number for each country in which vials of that size are sold or to be offered for sale. If a particular vial size is labelled in a manner that permits vials of that size to be sold in more than one country, a single identifying number shall be assigned in respect of all such countries.

        1.06 Average Selling Price means, for each Albunex Product which is sold during any calendar quarter, the quotient obtained by dividing (i) the Net Sales of that Albunex Product during the quarter by (ii) the number of vials of that Albunex Product shipped to purchasers during the quarter (including vials given away in order to provide a discounted purchase price and vials distributed as samples, but not including vials shipped at no charge for preclinical and clinical trials). The Average Selling Price for each Albunex Product which is labelled in a manner that permits vials of that product to be sold in more than one country shall be determined on a sales-weighted basis by taking into account the aggregate Net Sales of that Albunex Product in all such countries during the quarter (i.e., the Average Selling Price shall not be determined by averaging the Average Selling Price for each such country).

        1.07 Change in Control shall mean with respect to MBI, a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). Without limiting the foregoing, a Change in Control shall be deemed to have occurred for purposes of the Agreement, regardless of the provisions of the Exchange Act, if (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, and including any "group" of persons) is or becomes the beneficial owner (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of MBI, which when combined with all securities of MBI theretofore directly or indirectly beneficially owned by such person, represent 40% or more of the combined voting power of MBI's then outstanding securities; (b) at any election or series of elections, persons not proposed for nomination or nominated by the management of MBI are elected as directors of MBI, and together constitute 50% or more of the MBI board of directors; or (c) any person or group solicits and receives valid proxies for the election of the MBI board of directors in opposition to the nominees of management of MBI representing an aggregate of 50% or more of the combined voting power of MBI's then outstanding securities.

        1.08 Confidential Information shall mean (a) any data or information relating to ALBUNEX that is competitively sensitive material, and not generally known to the public, such as, but not limited to, product planning information, marketing strategies, sales estimates, business plans, and internal performance results relating to ALBUNEX; (b) any scientific or technical information, design, process, procedure, formula, or improvement relating to ALBUNEX that is commercially valuable and secret in the sense that its confidentiality affords the disclosing party a competitive advantage over its competitors, including without limitation, the manufacturing techniques, sources of raw material and composition of matter relating to ALBUNEX; and (c) all confidential or proprietary concepts, inventions, and information relating to ALBUNEX, including but not limited to know-how and trade secrets relating to ALBUNEX. Confidential Information includes without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, specifications, bills of material, equipment, prototypes and models relating to ALBUNEX, and any other tangible manifestation of the foregoing which now exist or come into the control or possession of the party.

        1.09 Damages is defined in Section 7.01(c)(2)(A).

        1.10 Effective Date is defined in Section 16.15.

        1.11 Exclusive Period is defined in Section 9.01.

        1.12 FDA shall mean the United States Food and Drug Administration, or any successor agency thereto.

        1.13 Force Majeure shall mean any act or occurrence beyond the reasonable control of a party that prevents its performance of any covenant or obligation under this Agreement including without limitation: (a) lightning, storms, earthquakes, landslides, flood, washouts, or other acts of God; (b) fires, explosions, or breakage of or accidents to plant, machinery, equipment, or storage; (c) shortage of necessary labor, strikes, lockouts, or other labor disturbances; (d) civil disturbances, sabotage, war, blockades, insurrections, vandalism, riots, or epidemics; (e) acts of any governmental agency or military authority; (f) unavailability of utilities or transportation; or, (g) any other cause, whether enumerated herein or otherwise, that is not reasonably within the control of the party claiming suspension, which by the exercise of due diligence, such party is unable to overcome. Notwithstanding the foregoing, the lack of finances for whatever reason shall in no event be, or be deemed to be, a cause beyond the party's control.

        1.14 Forecast is defined in Section 2.05(b).

        1.15 [Omitted; filed separately with the Commission.]

        1.16 Joint Steering Committee is defined in Section 2.16.

        1.17 Know-how shall mean complete information concerning ALBUNEX, including but not limited to (a) all Confidential Information of a technical nature relating to ALBUNEX, (b) all useful pre-clinical, clinical and other data respecting the safety and efficacy of ALBUNEX, (c) all the records of case histories of use, medical evaluations, submissions to and correspondence with the FDA and corresponding foreign agencies relating to ALBUNEX, and (d) all useful technical data and information, including but not limited to all documents and prototypes and models actually provided to Mallinckrodt by MBI, relating to formulas for and the manufacture, use or sale of ALBUNEX owned, controlled or licensed by MBI which is necessary to or helpful to (x) enable Mallinckrodt most efficiently to manufacture, use or sell ALBUNEX, or (y) obtain any governmental approval to sell ALBUNEX.

        1.18 Launch Date shall mean October 17, 1994, which was the date that Mallinckrodt first released ALBUNEX to its sales force for commercial sale after the FDA issued its initial approval letter for ALBUNEX.

        1.19 Loss shall mean any liability, loss, cost, damage or actual expense reasonably incurred (including, without limitation, reasonable and appropriate attorneys' fees) sustained by the indemnified party, together with any related interest and penalties.

        1.20 Mallinckrodt shall mean Mallinckrodt Medical, Inc., a Delaware corporation (which is the successor in interest to Mallinckrodt, Inc. as a party to this Agreement).

        1.21 MBI shall mean Molecular Biosystems, Inc., a Delaware corporation.

        1.22 MBI's Manufacturing Obligations means MBI's manufacturing and delivery obligations and covenants in Sections 2.02, 2.03, 2.04(b), (c), (d) and
(e), 2.06, 2.07, 2.09(c), 2.13 and 6.02(i) and (j).

        1.23 MBI Trademarks shall mean the trademarks, including the registrations and applications therefor listed in Appendix 1, together with any other trademarks, registrations or applications similar to the "ALBUNEX(R)" mark.

        1.24 NDA shall mean with respect to any formulation or indication of ALBUNEX a New Drug Application as required to be filed with the FDA.

        1.25 Net Sales shall mean, for each Albunex Product, the aggregate gross sales of that Albunex Product by Mallinckrodt or its Affiliates to purchasers who are not Affiliates of Mallinckrodt, less the aggregate related (i) allowances for spoiled, damaged, out-of-date (under Section 2.04(e)), out-of-specification (in respect of specifications required by this Agreement), recalled or returned vials (if the spoilage, damage, being out-of-date or out-of-specification, recall or return is due to the fault of MBI), (ii) trade, quantity and cash discounts and rebates allowed, (iii) all sales, use and excise taxes and duties paid, and (iv) transportation and handling charges paid. For any Net Sales in a currency other than United States dollars, the amount of such Net Sales shall be computed using the average of the daily exchange rates for the month of sale, as reported by Reuters Ltd. Money 2000 System or any other exchange rate reporting service or commercial source selected by Mallinckrodt and approved by MBI (which shall not unreasonably withhold its approval), provided that Mallinckrodt shall not select another reporting service or commercial source arbitrarily or for the purpose of gaining an exchange rate more favorable to it than the exchange rate reported by the Reuters Ltd. Money 2000 System.

        1.26 1995 Investment Agreement means the Investment Agreement dated as of September 7, 1995 between MBI and Mallinckrodt.

        1.27 [Omitted; filed separately with the Securities and Exchange Commission ("Commission")]

        1.28 [Omitted; filed separately with the Commission.]

        1.29 [Omitted; filed separately with the Commission.]

        1.30 [Omitted; filed separately with the Commission.]

        1.31 [Omitted; filed separately with the Commission.]

        1.32 PMA shall mean with respect to any formulation or indication of ALBUNEX a Pre-Market Approval submission as required to be filed with the FDA.

        1.33 Product Literature shall mean the product literature for ALBUNEX developed pursuant to Section 2.10.

        1.34 Product Specifications shall mean the specifications for ALBUNEX to be supplied by MBI as in effect from time to time as provided in Section 2.02.

        1.35 Repurchasable Shares is defined in Section 9.02.

        1.36 [Omitted; filed separately with the Commission.]

        1.37 [Omitted; filed separately with the Commission.]

        1.38 [Omitted; filed separately with the Commission.]

        1.39 [Omitted; filed separately with the Commission.]

        1.40 [Omitted; filed separately with the Commission.]

        1.41 Start-Up Costs is defined in Section 7.01(c)(2)(A).

        1.42 Stock Repurchase Option is defined in Section 9.02.

        1.43 Technology Rights shall mean the following:

        (a) Those patents and patent applications, if any, in the Territory, the Additional Territory, [omitted; filed separately with the Commission], as currently set forth in Appendix 2, together with any patent which may be issued thereunder, and any divisional, continuation or continuation-in-part applications based thereon, and any patents resulting from any of said applications and any reissues or extensions based on any of such patents, and any equivalent patents and patent applications in countries of the Territory, the Additional Territory, [omitted; filed separately with the Commission]; and

        (b) Any other patents or patent applications in countries of the Territory, the Additional Territory, [omitted; filed separately with the Commission], or Know-how presently owned, controlled or licensed by, being developed or subsequently developed or acquired (under license or otherwise) by, MBI which relate directly to ALBUNEX and its manufacture or use.

        1.42 Territory shall mean all countries, territories and possessions located in North America, Central America or South America, excluding Greenland.

                                    Article 2

                             Manufacture of ALBUNEX

        2.01 Regulatory Matters.

        (a) All applications submitted to the FDA relating to ALBUNEX shall be in compliance with all FDA regulations and requirements. All activities necessary for the commercialization of ALBUNEX under this Article 2, including but not limited to pre-clinical and clinical trials, pre-marketing activities and pre-production activities, shall be conducted in a commercially reasonable manner and in accordance with accepted industry standards. Clinical trials and other studies shall be conducted in accordance with applicable FDA requirements and procedures, including but not limited to Good Laboratory Practices.

        (b) Timing of the preparation and submission of all FDA applications shall be as mutually agreed by Mallinckrodt and MBI. All fees, expenses and charges incurred with respect to all FDA or foreign equivalent applications shall be borne by the party which has the responsibility under this Section 2.01 to perform the activities related to such application.

        (c) Notwithstanding the first sentence of Section 2.01(b) and Sections 2.01(d) through (g), MBI shall complete the initial Phase III of the Human Clinical Trials for the indication of ALBUNEX specified in Appendix 4 (the "Current Product"). MBI shall file with the FDA a NDA or PMA application relating to the Current Product as soon as practicable. Mallinckrodt shall provide reasonable assistance to MBI in connection with the NDA or PMA application relating to the Current Product. Mallinckrodt shall have the right to review and approve the NDA or PMA application for the Current Product prior to submission to the FDA, which approval shall not be unreasonably withheld or delayed. MBI shall include Mallinckrodt as an alternative manufacturing site in all relevant submissions and applications to the FDA.

        (d) MBI shall be responsible for obtaining all FDA approvals and conducting any activities related thereto, including but not limited to pre-clinical and clinical trials, for (x) all cardiac indications of ALBUNEX listed on Appendix 3, and (y) any other cardiac indication of ALBUNEX which MBI determines, in its judgment after consultation with Mallinckrodt, has a reasonable market opportunity to support the anticipated expenses associated with obtaining the FDA regulatory approvals for such indication. Mallinckrodt shall provide reasonable assistance to MBI in connection with any application or submission to the FDA by MBI pursuant to this Section 2.01(d). Mallinckrodt shall have the right to review and approve any application or submission to the FDA by MBI pursuant to this Section 2.01(d) prior to submission to the FDA, which approval shall not be unreasonably withheld or delayed. MBI shall include Mallinckrodt as an alternative manufacturing site in all relevant submissions and applications to the FDA provided that Mallinckrodt's manufacturing facility is reasonably likely to satisfy all FDA requirements in respect of such site which must be satisfied for approval of the particular submission or application. At Mallinckrodt's request, MBI shall also promptly take appropriate steps to enable Mallinckrodt to reference or otherwise have the benefit of all approvals and applications that MBI obtains or submits under this Section 2.01(d).

        (e) Mallinckrodt shall be responsible for obtaining all FDA approvals and conducting any activities related thereto, including but not limited to pre-clinical and clinical trials, for any indication of ALBUNEX (other than those which MBI has or undertakes responsibility for pursuant to Sections 2.01(c) or (d)) which Mallinckrodt determines, in its judgment after consultation with MBI, has a reasonable market opportunity to support the anticipated expenses associated with obtaining the FDA regulatory approvals for such indication. MBI shall provide reasonable assistance to Mallinckrodt in connection with any application or submission to the FDA by Mallinckrodt pursuant to this Section 2.01(e). MBI shall have the right to review and approve any application or submission to the FDA by Mallinckrodt pursuant to this
Section 2.01(e) prior to submission to the FDA, which approval shall not be unreasonably withheld or delayed. Mallinckrodt shall include MBI as an alternative manufacturing site in all relevant submissions and applications to the FDA. At MBI's request, Mallinckrodt shall also promptly take appropriate steps to enable MBI to reference or otherwise have the benefit of all approvals and applications that Mallinckrodt obtains or submits under this Section 2.01(e) in respect of all ALBUNEX developed by MBI, or jointly by MBI and Mallinckrodt, if and when (i) MBI exercises either of its options under Sections 9.01(a) and
(b) or (ii) MBI terminates this Agreement pursuant to Sections 14.02(b),  (d) or
(f).

        (f) Mallinckrodt shall be responsible for obtaining all approvals of any foreign equivalent of the FDA in (i) any country in the Territory other than the United States of America and (ii) any country in the Additional Territory, [omitted; filed separately with the Commission], and conducting any activities related thereto, including but not limited to preclinical and clinical trials, for any indication of ALBUNEX which Mallinckrodt determines, in its judgment after consultation with MBI, has a reasonable market opportunity in such country to support the anticipated expense associated with obtaining the applicable regulatory approvals for such indication. [Omitted; filed separately with the Commission.] MBI shall provide reasonable assistance to Mallinckrodt in connection with any applicable application or submission by Mallinckrodt pursuant to this Section 2.01(f). MBI shall have the right to review and approve any application or submission to the foreign equivalent of the FDA by Mallinckrodt pursuant to this Section 2.01(f) prior to submission to the foreign equivalent of the FDA, which approval shall not be unreasonably withheld or delayed. Mallinckrodt shall include MBI as an alternative manufacturing site in all relevant submissions and applications to the foreign equivalent to the FDA. At MBI's request [omitted; filed separately with the Commission], Mallinckrodt shall also promptly take appropriate steps to enable MBI to reference or otherwise have the benefit of all approvals that Mallinckrodt obtains or submits under this Section 2.01(f) in respect of all ALBUNEX developed by MBI, or jointly by MBI and Mallinckrodt, if and when (i) MBI exercises either of its options under Sections 9.01(a) and (b) or (ii) MBI terminates this Agreement pursuant to Sections 14.02(b), (d) or (f).

        (g) In the event that MBI, in its sole judgment, decides to seek FDA or any foreign equivalent thereof approval for any indication of ALBUNEX for which Mallinckrodt determines pursuant to Sections 2.01(e) or (f) not to seek such approval, then MBI shall be responsible for obtaining all such approvals and conducting any activities related thereto, including but not limited to pre-clinical and clinical trials, for such indication of ALBUNEX. Mallinckrodt shall have the right to review and approve any application or submission by MBI pursuant to this Section 2.01(g) prior to submission, which approval shall not be unreasonably withheld or delayed. MBI shall include Mallinckrodt as an alternative manufacturing site in all relevant submissions and applications provided that Mallinckrodt's manufacturing facility is reasonably likely to satisfy all requirements of the FDA or the applicable foreign equivalent in respect of such site which must be satisfied for approval of the particular submission or application.

        (h) MBI and Mallinckrodt shall promptly make available to the other all pharmacological, toxicological, and clinical data and reports, stability data, and similar information relating to any formulation or indication of ALBUNEX now or hereafter known to, or possessed, acquired or developed by MBI or jointly developed by MBI and Mallinckrodt.

        (i) Subject to the consent of MBI, which consent shall not be unreasonably withheld, Mallinckrodt shall have the right to participate in, and assist MBI with, all activities MBI is required to take under this Section 2.01, including, but not limited to, preclinical and clinical trials, and to attend and participate in MBI meetings with the FDA, consistent with the Joint Steering Committee's directions.

        2.02 Products.  The products to be  manufactured by MBI pursuant to this
Article 2 may, from time to time, change as the parties agree to additional formulations of ALBUNEX to be manufactured by MBI pursuant to this Article 2, or as the parties agree to modify the specifications of ALBUNEX then manufactured by MBI pursuant to this Article 2 (collectively, the "Specification Changes"). MBI and Mallinckrodt may make Specification Changes from time to time by both parties executing an amendment to Appendix 5. Appendix 5 contains the current specifications for ALBUNEX to be manufactured pursuant to this Article 2.

        2.03 Manufacture. Subject to Sections 2.14(d)(1)(A), 2.14(d)(2)(A) and 7.01(c), MBI shall manufacture ALBUNEX for, or supply ALBUNEX to, Mallinckrodt under the terms and conditions of this Agreement. [Omitted;
filed separately with the Commission.]

        2.04 Duties of MBI.  MBI shall:

        (a) Promptly inform Mallinckrodt of any clinical trials reasonably related to ALBUNEX approval and the results thereof and any problems in starting production, and subject to the consent of MBI, which consent shall not be unreasonably withheld or delayed, Mallinckrodt shall have the right to participate in and assist MBI with any MBI pre-production activities;

        (b) Establish and maintain, with Mallinckrodt's assistance, current Good Manufacturing Practices with respect to the manufacturing of ALBUNEX in compliance with the requirements of the FDA as such requirements shall be in effect from time to time;

        (c) Ship the quantities of Albunex Products ordered for the first two calendar quarters of each Forecast that Mallinckrodt provides to MBI pursuant to
Section 2.05(b), for delivery during those quarters in a manner to assure product stability. MBI shall use its best efforts to deliver the quantities ordered during the particular months of each of those quarters as specified in the Forecast (but in any event shall deliver the quantities ordered for each such quarter no later than the last day of the quarter). In addition, MBI shall use best efforts to deliver amounts ordered prior to the first Forecast provided by Mallinckrodt;

        (d) Prepare and deliver to Mallinckrodt a complete and accurate documentation package (including current Good Manufacturing Practices documentation and copies of any filings with the FDA or corresponding foreign agencies in the Territory relating to ALBUNEX or MBI's facilities or processes used to manufacture ALBUNEX) concerning the development and manufacturing of ALBUNEX, name Mallinckrodt as an alternative manufacturing site in any and all appropriate submissions or applications, and update such package whenever any changes occur;

        (e) Provide with each shipment of ALBUNEX a quality certification substantially in the form of Appendix 6 certifying, among other things, the purity and quality of materials, compliance of ALBUNEX with the Product Specifications and compliance of the manufacturing process with current Good Manufacturing Practices. MBI shall also certify that all vials of each Albunex Product included in the shipment will have a remaining shelf-life, from the date of receipt by Mallinckrodt at the designated site for delivery (i.e.,
Mallinckrodt's designated warehouse), at least equal to two-thirds of the shelf-life allowed by the FDA (or the foreign equivalent of the FDA) before the product is considered out-of-date;

        (f) Promptly forward to Mallinckrodt all inquiries and complaints it receives from customers for ALBUNEX and provide Mallinckrodt with any reasonable assistance requested by Mallinckrodt in connection with customer complaints or product recalls. Mallinckrodt and MBI shall establish procedures to provide MBI with the opportunity to obtain direct clinical responses from Mallinckrodt's customers, in the presence of Mallinckrodt representatives, regarding their satisfaction with ALBUNEX, understanding of and training in its use, perception of its clinical utility, and utilization rates. Mallinckrodt shall provide these opportunities to MBI at a minimum of four times per year through (among other possible means, and where considered appropriate by Mallinckrodt) attendance at meetings of Mallinckrodt's medical advisory boards, presence at Mallinckrodt focus groups and work in the field with Mallinckrodt sales or marketing representatives. MBI shall not contact Mallinckrodt's ALBUNEX customers for any reason whatsoever without the prior written consent of Mallinckrodt, except with respect to (i) products or services not contemplated by this Agreement, (ii) MBI's contacts with clinicians, experts and institutions in connection with MBI's preclinical and clinical activities and (iii) MBI's market research studies authorized under and subject to the limitations of this Section 2.04(f). In order to avoid potential confusion among customers about Mallinckrodt's exclusive distributorship, MBI shall not be an exhibitor of ALBUNEX at medical trade shows (for example, meetings of the American College of Cardiology, American Heart Association, American Institute of Ultrasound and Medicine, American Society of Echocardiography, and Radiological Society of North America) or regional hospital/physician-sponsored meetings. MBI may be an exhibitor of non-ALBUNEX products at these meetings (and its exhibit may indicate that MBI is the developer of ALBUNEX and manufacturer of ALBUNEX for Mallinckrodt), and in any case, MBI may attend these meetings and present papers. In addition, MBI shall not conduct any advertising or promotional activities for ALBUNEX to Mallinckrodt customers. Mallinckrodt is responsible for market research for ALBUNEX, but MBI may undertake limited market research studies for the sole purpose of identifying desirable additional indications of ALBUNEX for clinical development. MBI may conduct such studies subject to the conditions that (i) MBI provides Mallinckrodt with copies of all interim and final reports and (ii) MBI does not single out known Mallinckrodt customers in conducting such studies;

        (g) Undertake to keep Mallinckrodt regularly and promptly informed of any and all significant medical, technical, legal, commercial or other matters of which it shall gain knowledge in connection with the manufacture or use of ALBUNEX or in connection with the sale of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. MBI shall meet with Mallinckrodt periodically, but not less frequently than quarterly, to discuss such matters as well as any other matters related to ALBUNEX or MBI as reasonably requested by Mallinckrodt;

        (h) Provide Mallinckrodt (i) copies of all correspondence, reports and other written documents received by or provided by MBI under the License Agreement dated November 5, 1986 between MBI and Steven B. Feinstein, M.D., as amended, and (ii) prompt notice of any claim, controversy or dispute arising under or related to such License Agreement. MBI shall provide Mallinckrodt a copy of any proposed amendment or modification to such License Agreement not less than 30 days prior to its disclosure to or oral discussion with Steven B. Feinstein, M.D., his attorneys or representatives. In the event that Mallinckrodt notifies MBI within 10 working days after receipt of such copy from MBI that Mallinckrodt, in its reasonable judgment, determines that the proposed amendment or modification is detrimental to Mallinckrodt, then MBI shall not amend or modify such License Agreement without the prior written consent of Mallinckrodt which consent shall not be unreasonably withheld. MBI shall take all action necessary to preserve and maintain its rights and license under such License Agreement;

        (i) Except after prior consultation with and the prior written consent of Mallinckrodt, which consent shall not be unreasonably withheld, not (a) take official or formal steps or make any public announcement to stop or suspend the sale and distribution of ALBUNEX, or (b) cancel or cause to be cancelled any necessary government authorizations regarding the use and distribution of ALBUNEX, in the Territory, the Additional Territory, [omitted; filed separately with the Commission];

        (j) Cause members of key management of MBI to devote all necessary time and effort to the performance of MBI's obligations under this Agreement; and

        (k) Assist Mallinckrodt, upon its reasonable request, in complying with applicable laws and government regulations affecting the sale and distribution of ALBUNEX and which are not otherwise the responsibility of MBI as provided herein, provided that Mallinckrodt shall reimburse MBI for any fees paid to any governmental agency by MBI pursuant to a request under this Section 2.04(k).

        2.05 Duties of Mallinckrodt.  Mallinckrodt shall:

        (a) Comply with applicable laws and governmental regulations affecting the sale and distribution of ALBUNEX, with the assistance of MBI, if so requested by Mallinckrodt;

        (b) Provide MBI, no later than the first business day of each calendar quarter, with a written four-quarter forecast by month (a "Forecast") of Mallinckrodt's purchases of ALBUNEX during that calendar quarter and the next three calendar quarters. Each Forecast shall specify the quantities of each Albunex Product that Mallinckrodt estimates that it will purchase each quarter of the Forecast, by month, and the forecast for the first two calendar quarters of each Forecast shall be a firm order for those quarters, for delivery by MBI during those quarters in accordance with Section 2.04(c). In addition, Mallinckrodt shall provide MBI, no later than the first business day of the second and third months of each calendar quarter, a written update of its forecast of purchases of ALBUNEX for the next 12 months. All Forecasts and updates shall be made in good faith and with due regard to known demand, market conditions and competitive factors;

        (c) Except as permitted by Section 7.01(c)(1), during the term hereof, neither manufacture ALBUNEX nor purchase ALBUNEX from anyone other than MBI. [Omitted; filed separately with the Commission]; and

        (d) To the extent readily available to Mallinckrodt prior to MBI's exercise of either of its options under Sections 9.01(a) or (b), Mallinckrodt shall provide MBI with (i) appropriately detailed summaries of internal and independent market research and pharmacoeconomic reports, analyses and studies relating to ALBUNEX and echocardiography generally and (ii) a yearly estimate of ALBUNEX market size by Albunex Product (including the underlying assumptions and the factors influencing such estimate). This information may be provided at the marketing meetings held in accordance with Section 3.07(a).

        (e) Mallinckrodt shall promptly forward to MBI reasonably detailed notice of all complaints that Mallinckrodt receives from its customers for ALBUNEX.

        2.06 Shipment.

        (a) MBI shall ship ALBUNEX in a commercially reasonable manner to Mallinckrodt sites, warehouses and freight forwarders in the United States of America and the possessions of the United States of America within the Territory, and, if commercially reasonable, on an isolated basis directly to Mallinckrodt customers, all as Mallinckrodt may from time to time designate. [Omitted; filed separately with the Commission.]

        (b) MBI shall not transport or ship any ALBUNEX until (i) MBI and Mallinckrodt shall have each obtained all approvals, authorizations, and licenses of any required governmental agency or instrumentality for shipment (including, without limitation, any export or import licenses or approvals), and
(ii) MBI and Mallinckrodt have complied with all applicable laws and regulations regarding the export, import, shipment, and labeling of ALBUNEX. Each party shall provide reasonable assistance to the other party in obtaining the necessary approvals, authorizations and licenses.

        2.07 F.O.B.  All shipments of ALBUNEX shall be F.O.B. destination.

        2.08 Rejection. If any shipment of ALBUNEX is found by Mallinckrodt within a reasonable time after delivery to be defective in material or workmanship or otherwise not in conformity with the Product Specifications or other requirements hereof, Mallinckrodt, in addition to any other rights which it may have under any warranties in this Agreement or otherwise, may reject and return such ALBUNEX at MBI's expense, which goods shall not be replaced without Mallinckrodt's prior written authorization. Payment for the ALBUNEX shall not constitute acceptance. ALBUNEX rejected by Mallinckrodt which utilizes any Mallinckrodt name, trade name, trademark, insignia, symbol, decorative design or evidence of Mallinckrodt's purchase or inspection shall have the same removed prior to any disposition by MBI. MBI shall indemnify Mallinckrodt from any claim, loss or damage arising out of any failure of MBI so to do.

        2.09 Mallinckrodt Trademarks.

        (a) MBI shall not have any right, title or interest in or to, and shall not in any respect use, the Mallinckrodt name or logo.

        (b) Mallinckrodt shall have the right to market and sell ALBUNEX provided by MBI pursuant to this Article 2 under any trademark Mallinckrodt, in its discretion after consultation with MBI, deems appropriate.

        (c) The packaging for ALBUNEX provided by MBI to Mallinckrodt pursuant to this Article 2 shall be consistent with the packaging provided by MBI as of the Effective Date and shall include all product inserts. MBI shall be responsible for all costs of such packaging except that Mallinckrodt shall provide the artwork in connection with such packaging. Mallinckrodt shall be responsible for all costs of additional packaging or re-packaging, if any, for shipment to customers.

        (d) All final packaging, including product inserts and labels, shall make appropriate reference to MBI including when Mallinckrodt manufactures ALBUNEX.

        2.10 Product Literature. MBI shall provide to Mallinckrodt technical, performance and testing information, and any other such information as may reasonably be requested by Mallinckrodt to assist in the production of sales material, product inserts, packaging, user instructions or other similar items for ALBUNEX. Mallinckrodt shall provide MBI with representative samples of product promotional and sales literature prior to release.

        2.11 Insurance.

        (a) Prior to the Launch Date, MBI shall take out and maintain comprehensive general liability insurance, including products liability insurance, with minimum limits of $5,000,000 combined for bodily injury and property damage liabilities. Such insurance shall have both foreign and domestic coverage with the coverage applying worldwide regardless of where a claim is filed, except for the countries/territories of Cuba, Vietnam, Campuchea, Laos, North Korea and Outer Mongolia. MBI shall have the option to self-insure its obligations under this Agreement so long as MBI's net worth, as determined in accordance with generally acceptable accounting principles consistently applied, exceeds $50,000,000. MBI shall furnish a certificate of insurance or of self-insurance to Mallinckrodt evidencing the foregoing coverage and required limits of liability prior to the Launch Date.

        (b) Prior to the Launch Date, Mallinckrodt shall maintain comprehensive general liability insurance, including products liability insurance, with minimum limits of $5,000,000 combined for bodily injury and property damage liabilities. Such insurance shall have both foreign and domestic coverage with the coverage applying worldwide regardless of where a claim is filed, except for the countries/territories of Cuba, Vietnam, Campuchea, Laos, North Korea and Outer Mongolia. Mallinckrodt shall have the option to self-insure its obligations under this Agreement. Mallinckrodt shall furnish a certificate of insurance or of self-insurance to MBI evidencing the foregoing coverage and required limits of liability prior to the Launch Date.

      2.12 Inspection and Payment for Samples and Research and Trial Quantities.

        (a) Mallinckrodt shall have the right during normal business hours to inspect (x) upon not less than 10 business days prior notice and not more frequently than once during each calendar quarter, MBI's business and financial records relating to the manufacture, use or sale of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission] or any other obligation of MBI under this Agreement, and (y) upon not less than 5 business days prior notice, MBI's facilities and operations, and any other scientific data and information relating to ALBUNEX, or the manufacture, use or sale of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission], in order to insure that ALBUNEX is being manufactured in compliance with current Good Manufacturing Practices and that the other terms and conditions of this Agreement are being met, provided, however, Mallinckrodt shall have the right to conduct such inspection without prior notice to MBI no more frequently than once per calendar quarter. Mallinckrodt's right of inspection shall not extend to MBI's business and financial records relating to the Nycomed Agreement or the Shionogi Agreement.

        (b) Mallinckrodt may, but shall not be obligated to, sample any shipment of ALBUNEX to verify the accuracy of MBI's certificate described in Section 2.04(e). In connection with the marketing and promotion of ALBUNEX, Mallinckrodt may, but shall not be obligated to, provide samples of ALBUNEX to customers or potential customers free of charge.

        (c) Mallinckrodt shall be obligated to pay MBI for any sample of ALBUNEX used for the purposes described in Section 2.12(b) on the same basis as any other ALBUNEX sold to Mallinckrodt under this Agreement.

        (d) Mallinckrodt shall pay MBI for ALBUNEX used for research, including, but not limited to, preclinical and clinical studies, on the same basis as any other ALBUNEX sold to Mallinckrodt under this Agreement, with the exception that the price of ALBUNEX consisting of a formulation or configuration for an indication not yet approved for sale shall be the sum of [omitted; filed separately with the Commission], all such calculations to be performed on a per-vial basis in accordance with U.S. generally accepted accounting principles. Within the first 60 days after the start of each MBI fiscal year, MBI shall calculate the price under this exception on the basis of its costs during its preceding fiscal year, and the price thus calculated shall remain in effect until MBI recalculates the price the next fiscal year. For the first fiscal year in which MBI provides such ALBUNEX, however, MBI shall calculate the price on the basis of its reasonable estimate of its costs per vial [omitted; filed separately with the Commission], taking into account Mallinckrodt's reasonable estimate of its demand for such ALBUNEX through the period ending 60 days after the close of the current fiscal year (or if for any reason Mallinckrodt fails to provide such an estimate within 30 days after MBI's request, MBI's own reasonable estimate of Mallinckrodt's demand). Mallinckrodt shall have a right of audit once each fiscal year regarding MBI's calculation of the price similar in scope to the right of audit afforded MBI under Section 2.14(c). MBI will use its best efforts to meet Mallinckrodt's forecast demand for ALBUNEX used for research.

        2.13 Final Quality Control, Testing and Release. MBI shall perform the final quality control testing, further processing, labeling of final containers, and final release on ALBUNEX.

        2.14 Price.

        (a) Mallinckrodt shall deliver to MBI, within 60 days after the start of each calendar quarter, a true and accurate report of the Average Selling Price of each Albunex Product sold during the preceding calendar quarter. This report shall include all relevant details, including gross sales, all adjustments used to derive Net Sales and number of vials shipped to purchasers. In addition, Mallinckrodt shall provide MBI with monthly sales reports no later than 30 days after the end of each month. Each monthly sales report shall include, by Albunex Product, (i) the total number of vials sold by package configuration, (ii) the number of new accounts, (iii) the number of repeat orders and (iv) the total United States dollar value of monthly end-user sales. Mallinckrodt may omit from any monthly sales report the number of new accounts and the number of repeat orders if that information is not readily available to Mallinckrodt at that time. If Mallinckrodt omits any such information for this reason, Mallinckrodt shall promptly provide the information to MBI at its request if and when the information becomes readily available to Mallinckrodt.

        (b) Mallinckrodt shall pay MBI for each order of ALBUNEX shipped to Mallinckrodt by MBI an amount equal to sum of the separately calculated amounts for each Albunex Product included in the shipment determined by multiplying the number of vials of each such Albunex Product in the shipment by 40% of the Average Selling Price for that Albunex Product during the calendar quarter preceding the calendar quarter of shipment. (If the Average Selling Price for that quarter is not yet known, the Average Selling Price for second calendar quarter preceding the calendar quarter of shipment shall be used.) With respect to vials of an Albunex Product intended for sale in a country where vials of that product have not previously been sold (and for which there is thus no Average Selling Price for the preceding calendar quarter), Mallinckrodt and MBI shall consult in good faith regarding the price to be paid by Mallinckrodt until an Average Selling Price is determined. Payments shall be made in United States dollars and shall be due no later that 60 days after the date of MBI's shipment.

        (c) Mallinckrodt shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of determining the Average Selling Price of each Albunex Product. Mallinckrodt agrees, at the request of MBI and at MBI's expense, to permit an independent certified accountant selected by MBI and reasonably acceptable to Mallinckrodt, access upon at least 10 business days prior notice and no more than once a calendar quarter to such books of account for the purpose of verifying the reports described in Section 2.14(a). Such accountant shall not be entitled to disclose any information relating to the business of Mallinckrodt except that which should be properly contained in any statement required in Section 2.14(a).

        (d) Mallinckrodt shall inform MBI of Mallinckrodt's proposed initial pricing of each new Albunex Product. If the proposed intial price of any new Albunex Product is less than [omitted; filed separately with the Commission], MBI may decline to manufacture that product for Mallinckrodt upon written notice to Mallinckrodt. Similarly, if the Average Selling Price of any existing Albunex Product is less than [omitted; filed separately with the Commission], MBI may decline to continue to manufacture that product for Mallinckrodt upon 60 days' prior written notice to Mallinckrodt. If MBI declines to manufacture any new Albunex Product, Mallinckrodt may exercise any one of the options under Section 2.14(d)(1) by written notice to MBI delivered not more than 60 days after Mallinckrodt's receipt of MBI's notice that MBI declines to manufacture that product. If MBI declines to manufacture any existing Albunex Product, Mallinckrodt may exercise any one of the options under Sections 2.14(d)(1) or
(2), as applicable, by written notice to MBI not more than 60 days after Mallinckrodt's receipt of MBI's notice that MBI declines to continue to manufacture that product.

             (1) In the case of a new Albunex Product, or in the case of an existing Albunex Product which is not described in Section 2.14(d)(2):

                  (A) Mallinckrodt may manufacture the Albunex Product in question, and, with respect to any calendar quarter, pay MBI a royalty equal to 40% of the amount determined by multiplying that product's Average Selling Price during the quarter by the number of vials of that product sold during that quarter, less (i) Mallinckrodt's fully allocated manufacturing cost for that Albunex Product determined using U.S. generally accepted accounting principles, and (ii) until fully recovered, one-half of Mallinckrodt's Start-up Costs not included in (i); but in no event shall such royalty be less than 5% or more than 10%. On 90 days' notice to Mallinckrodt at any time after the Average Selling Price of that Albunex Product has been at least [omitted; filed separately with the Commission], MBI may terminate Mallinckrodt's right to manufacture under this Section 2.14(d)(1)(A) and begin manufacturing that Albunex Product itself as provided generally in this Agreement (i.e., not as provided in Section 2.14(d)(1)(B)). Mallinckrodt shall pay the royalty described in this Section 2.14(d)(1)(A) pursuant to the procedures set forth in Sections
             7.01(c)(2)(E) (payment terms) and (F) (currency). Mallinckrodt agrees, at the request of MBI and at MBI's expense, to permit an independent certified accountant selected by MBI and reasonably acceptable to Mallinckrodt, access upon at least 10 business days' prior notice and no more than once a calendar quarter, to audit and verify Mallinckrodt's costs and calculations under (i) and (ii) above. If Mallinckrodt exercises its option under this Section 2.14(d)(1)(A), it may not later exercise its option under Section 2.14(d)(1)(B) but may later exercise its option under Section 2.14(d)(1)(C);

                  (B) Mallinckrodt may require MBI to manufacture the Albunex Product in question (notwithstanding MBI's notice to Mallinckrodt that MBI declines to manufacture or to continue to manufacture that product), and agrees that, notwithstanding Section 2.14(b), the price to be paid by Mallinckrodt to MBI for that Albunex Product shall be the lesser of [omitted; filed separately with the Commission]. Mallinckrodt shall pay this amount in United States dollars no later than 60 days after the date of MBI's shipment, and MBI shall maintain full, true and accurate books of account containing all particulars which may be necessary for the purpose of determining the alternative prices described in this Section 2.14(d)(1)(B). On 90 days' notice to Mallinckrodt at any time after the Average Selling Price of that Albunex Product has been at least [omitted; filed separately with the Commission], MBI may terminate Mallinckrodt's right to require MBI to manufacture under this
             Section 2.14(d)(1)(B) and begin manufacturing that Albunex Product itself as provided generally in this Agreement (i.e., not as provided in this Section 2.14(d)(1)(B)). MBI agrees, at the request of Mallinckrodt and at Mallinckrodt's expense, to permit an independent certified accountant selected by Mallinckrodt and reasonably acceptable to MBI, access upon at least 10 business days' prior notice and no more than once a calendar quarter, to audit and verify MBI's costs. If Mallinckrodt exercises its option under this Section 2.14(d)(1)(B), it may later exercise either of its options under Sections 2.14(d)(1)(A) and (C); or

                  (C) If the  Albunex  Product  in  question  is a new  product,
             Mallinckrodt may cancel or postpone launch of the commercial sale of that product, and if the Albunex Product in question is an existing product, Mallinckrodt may cancel or suspend the commercial sale of that Albunex Product (in either case without being in breach or default under this Agreement or losing exclusivity as a result). If Mallinckrodt exercises its option under this Section 2.14(d)(1)(C), it may later exercise either of its options under Sections 2.14(d)(1)(A) and (B).

             (2) In the case of an existing Albunex Product the Net Sales of which during each of [omitted; filed separately with the Commission] in which its Average Selling Price was less than [omitted; filed separately with the Commission] represent less than [omitted; filed separately with the Commission] in the same territory of all identical Albunex Products (except in respect of labelling):

                  (A)  Mallinckrodt  may  manufacture  the  Albunex  Product  in question, and pay MBI no royalty. On 90 days' notice to Mallinckrodt at any time after the Average Selling Price of that Albunex Product has been at least [omitted; filed separately with the Commission], MBI may terminate Mallinckrodt's right to manufacture under this Section 2.14(d)(2)(A) and begin manufacturing that Albunex Product itself as provided generally in this Agreement (i.e., not as provided in Section 2.14(d)(2)(B)). If Mallinckrodt exercises its option under this Section 2.14(d)(2)(A), it may not later exercise its option under Sections 2.14(d)(2)(B) but may later exercise its option under Section 2.14(d)(2)(C);

                  (B)  Mallinckrodt  may require MBI to manufacture  the Albunex
             Product in question (notwithstanding MBI's notice to Mallinckrodt that MBI declines to continue to manufacture that product), and agrees that, notwithstanding Section 2.14(b), the price to be paid by Mallinckrodt to MBI for that product shall be the lesser of [omitted; filed separately with the Commission]. Mallinckrodt shall pay this amount in United States dollars no later than 60 days after the date of MBI's shipment, and MBI shall maintain full, true and accurate books of account containing all particulars which may be necessary for the purpose of determining the alternative prices described in this Section 2.14(d)(2)(B). On 90 days' notice to Mallinckrodt at any time after the Average Selling Price of that Albunex Product has been at least [omitted; filed separately with the Commission], MBI may terminate Mallinckrodt's right to require MBI to manufacture under this Section 2.14(d)(2)(B) and begin manufacturing that Albunex Product itself as provided generally in this Agreement (i.e., not as provided in this Section 2.14(d)(2)(B)). MBI agrees, at the request of Mallinckrodt and at Mallinckrodt's expense, to permit an independent certified accountant selected by Mallinckrodt and reasonably acceptable to MBI, access upon at least 10 business days' prior notice and no more than once a calendar quarter, to audit and verify MBI's costs. If Mallinckrodt exercises its option under this Section 2.14(d)(2)(B), it may later exercise either of its options under Sections 2.14(d)(1)(A) and (C); or

                  (C) Mallinckrodt may cancel or suspend the commercial sale of the Albunex product in question (without being in breach or default under this Agreement or losing exclusivity as a result). If Mallinckrodt exercises its option under this Section 2.14(d)(2)(C), it may later exercise either of its options under Sections 2.14(d)(2)(A) and (B).

        2.15 Funding of Further ALBUNEX Development.

        (a) Mallinckrodt shall pay MBI $20 million for the further development of ALBUNEX, as follows:

             (1) $1 million on the first day of each of the four quarters (each of three calendar months), beginning with the quarter starting on the first day of the first calendar month beginning after the Effective Date;

             (2) $1.25 million on the first day of each of the next eight quarters, beginning with the quarter starting on the first anniversary of the first day of the first calendar month beginning after the Effective Date; and

             (3) $1.5 million on the first day of each of the next four quarters, beginning with the quarter starting on the third anniversary of the first day of the first calendar month beginning after the Effective Date.

Consistent with the guiding principles described in Section 2.16(b), the Joint Steering Committee, by a unanimous vote of its members and written notice to Mallinckrodt, may direct the acceleration of these payments at any time by increasing the amount of the next payment or payments that Mallinckrodt is required to make and reducing the last payment that Mallinckrodt is otherwise required to make by the same amount as the aggregate increase (and if the aggregate increase exceeds the amount of the last payment that Mallinckrodt is required to make, reducing the amount of each prior payment in turn, beginning with the next-to-last payment that Mallinckrodt is required to make and proceeding in reverse chronological order, until the aggregate reductions equal the aggregate increase). Payment shall be made by wire transfer to an account designated by MBI. Mallinckrodt representatives on the Joint Steering Committee shall not be required to (but may) vote in favor of any acceleration proposed by the MBI representatives on the Committee. Any dispute regarding acceleration shall not be subject to Section 2.16(c).

        (b) MBI shall spend at least $10 million on clinical trials to support regulatory filings in the United States for cardiac indications of ALBUNEX and the related compilation, analysis and presentation of clinical results and other ancillary activities, as directed by the Joint Steering Committee.

        (c) After MBI has spent $10 million in accordance with Section 2.15(b), as demonstrated by the submission of appropriate cost reports to Mallinckrodt, MBI and Mallinckrodt shall share equally in the costs, up to a maximum of $5 million on a combined basis (i.e., $2.5 million for each party), of any additional clinical trials in the United States for cardiac indications of ALBUNEX which the Joint Steering Committee, by a unanimous vote of its members, may direct to be performed. MBI shall submit cost reports to Mallinckrodt on a monthly basis, and Mallinckrodt shall reimburse MBI for one-half of the total amount shown on each cost report no later than 30 days after receipt of the report (up to a maximum aggregate reimbursement of $2.5 million). After $4 million has been spent on additional clinical trials, MBI and Mallinckrodt shall consult with one another regarding the desirability of increasing the maximum amount to be spent under this Section 2.15(c). Neither party shall be required to agree to an increase in the maximum amount. Any dispute regarding an increase in the maximum shall not be subject to Section 2.16(c).

        (d) MBI  shall  spend at  least  $10  million  on  ALBUNEX  development, including, but not limited to, the development of new ALBUNEX indications, products and processes, related preclinical and clinical studies and trials, intellectual property protection, ALBUNEX manufacturing maintenance and development (including manufacturing overhead) and compliance with FDA and state regulatory requirements (including required filings and submissions and necessary validations, qualifications and other approvals and proceedings).

        (e) MBI shall keep true and accurate records of its expenditures described in Sections 2.15(b), (c) and (d). Mallinckrodt shall have a right of audit regarding these expenditures similar in frequency and scope to the right of audit afforded MBI in Section 2.14(c).

        2.16 Joint Steering Committee. MBI and Mallinckrodt shall establish a joint steering committee (the "Joint Steering Committee") to review, on a quarterly basis (or more frequently as requested by either party), clinical trial programs relating to the development and regulatory approval of ALBUNEX, with a particular emphasis on reviewing the design and implementation of clinical trials and any Investigational Device Exemption or Investigational New Drug applications to the FDA (including related amendments and other ancillary filings) and corresponding filings with foreign equivalents of the FDA. The Committee is intended to provide a mechanism to enable the parties to share their expertise and concerns relating to clinical programs, regulatory affairs and cost-effectiveness and reimbursement issues, and shall have significant authority and flexibility in determining the objectives, number, design and other features of clinical trials, with a view to maximizing the return on development costs and expediting commercialization. The Committee shall consist of equal numbers of MBI and Mallinckrodt representatives and shall adopt procedures to govern its activities substantially in the form described on Appendix 7.

        (a) The Joint Steering Committee shall have the authority to specify the clinical trials and other activities required to be performed under Section 2.15(b) and the additional clinical trials required to be performed under
Section 2.15(c), and MBI shall not make any expenditure under either of those Sections without the Committee's prior authorization. The Committee shall have no authority regarding the allocation or expenditure of the $10 million that MBI is required to spend under Section 2.15(d) (or any other expenditures by MBI).

        (b) The Joint Steering Committee's decisions shall be guided by the following principles, emphasizing both quality and speed:

             (1) it is very important to bring a product to market in the shortest possible time consistent with the prevailing regulatory climate (but the quality of the clinical program, including clinical utility and cost-effectiveness, is equally important);

             (2) it is important that clinical studies be conducted and their results presented in a thorough, well-organized and professional manner; and

             (3) the Committee's decisions should be made with a sense of urgency consistent with the prevailing regulatory climate, applying the standard of a prudent businessman who has a lead over his competitors and wants to maintain that lead, and with a view towards operating by consensus and in a manner intended to emphasize partnership and a commonality of interests.

        (c) In the event of a dispute  over a matter  within the Joint  Steering
Committee's purview that cannot be resolved by the Committee, MBI and Mallinckrodt shall attempt to resolve the dispute informally in light of the guiding principles in Section 2.16(b). If MBI and Mallinckrodt are unable to resolve the dispute, they shall each designate as a referee an unaffiliated person with senior-level credentials in the medical, scientific, clinical and administrative areas relevant to the Committee's activities, and the two referees shall attempt to resolve the dispute. If they are unable to do so within a reasonable period, they shall jointly appoint a third person with similar qualifications to act as an arbitrator. In reaching a decision, the arbitrator shall take into account such matters as he considers appropriate, and may require the parties to provide a written statement or oral presentation in support of their respective positions. The arbitrator's decision shall be binding on MBI and Mallinckrodt. During the pendency of the dispute, (i) Mallinckrodt shall not withhold (and neither the referees nor any arbitrator appointed by them shall have authority to excuse or delay) any payments due from Mallinckrodt to MBI under this Agreement and (ii) MBI shall deposit all payments received from Mallinckrodt under Section 2.15 during the pendency of the dispute in a segregated account in MBI's name. This account may be invested in short-term U.S. Treasury obligations or in any other manner approved by Mallinckrodt (which shall not unreasonably withhold its approval), and MBI may transfer the earnings to its general operating accounts. MBI and Mallinckrodt shall each pay the fees and expenses of its own referee and one-half of the fees and expenses of any arbitrator that the two referees appoint.

        (d) The authority of the Joint Steering Committee shall cease, and the Joint Steering Committee shall be disbanded, on the later of (i) the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or (ii) that date that MBI has expended, in accordance with the direction of the Joint Steering Committee (by a unanimous vote of its members), the $10 million that MBI is required to spend under Section 2.15(b) and the $5 million that MBI may be required to spend under Section 2.15(c) (as this latter amount may be increased by agreement of the parties).

        2.17 Additional Payments. Mallinckrodt shall make the following payments to MBI:

        (a) $3 million on the date when [omitted; filed separately with the Commission];

        (b)  $4 million upon [omitted; filed separately with the Commission];

        (c) $2 million upon the earlier of [omitted; filed separately with the Commission]; and

        (d)  $3 million upon [omitted; filed separately with the Commission].

                                    Article 3

                               Distribution Rights

        3.01 Appointment  as  Distributor  and  Sales  Representative.   MBI
  hereby  appoints  Mallinckrodt,   and
Mallinckrodt hereby accepts appointment, as:

        (a) the exclusive distributor and exclusive sales representative for ALBUNEX to be sold in and throughout the Territory;

        (b) the exclusive distributor and exclusive sales representative for ALBUNEX to be sold in and throughout the Additional Territory, subject to
Section 3.02(a);

        (c)  [omitted; filed separately with the Commission]; and

        (d)  [omitted; filed separately with the Commission].

Subject to the limitations contained in Sections 9.01(a) and (b) and 9.06, the appointments pursuant to this Section 3.01 are non-cancellable during the term of this Agreement.

        3.02 Qualifications on Exclusivity. Mallinckrodt's appointment under Sections 3.01(b), (c), and (d) as the exclusive distributor and exclusive sales representative for ALBUNEX sold in the Additional Territory, [omitted; filed separately with the Commission], respectively, is subject to the following qualifications:

        (a) At MBI's option, Mallinckrodt's appointment under Section 3.01(b) as the exclusive distributor and exclusive sales representative for ALBUNEX sold in the Additional Territory shall become co-exclusive if Mallinckrodt fails to achieve any of the non-monetary performance milestones listed on Appendix 8A;

        (b)  [Omitted; filed separately with the Commission]; and

        (c)  [Omitted; filed separately with the Commission].

MBI may exercise any of these options at any time after Mallinckrodt's failure to achieve any of the applicable performance milestones within the time required for performance (as that time may be extended in accordance with the notes to Appendices 8A, 8B and 8C), and if MBI does so, Mallinckrodt's appointment as the exclusive distributor and exclusive sales representative for ALBUNEX sold in the affected territory shall become co-exclusive in (and only in) the affected territory upon MBI's written notice to that effect to Mallinckrodt. In this event, MBI may (i) directly, or through an Affiliate of MBI, make, sell and distribute ALBUNEX for its own account in the affected territory or (ii) license its right to do so to a single third party, in either case subject to Mallinckrodt's continuing rights under this Agreement in the affected territory. In either case:

             (w) MBI shall continue to sell to Mallinckrodt pursuant to the terms of Article 2 a reasonable quantity of ALBUNEX to ensure that Mallinckrodt has adequate inventories of ALBUNEX to satisfy reasonably foreseeable demand in the affected territory;

             (x) all of Section 2.04(f) except the first sentence shall terminate in respect of the affected territory;

             (y) the the following provisions shall terminate in respect of the affected territory on the date that Mallinckrodt begins to manufacture ALBUNEX for commercial sale in the affected territory: the first two sentences of Section 2.03; Sections 2.04(c), (e), (g), (i)(a) and (j); Sections 2.05(b), (c) and (d); Section 2.06(a); Sections 2.07 and 2.08;
        Section 2.09(c); Sections 2.10 and 2.11; Sections 2.12(a), (b) and (c); Sections 2.13 and 2.14; Sections 3.05, 3.06 and Section 3.07; and Sections 7.04 and 7.05; and

             (z) MBI shall be relieved of its obligation to sell ALBUNEX to Mallinckrodt for sale in the affected territory on the date that Mallinckrodt begins to manufacture ALBUNEX for sale in the affected territory.

        3.03 [Omitted; filed separately with the Commission.]

        (a)  [Omitted; filed separately with the Commission.]

        (b)  [Omitted; filed separately with the Commission.]

        (c)  [Omitted; filed separately with the Commission.]

        (d)  [Omitted; filed separately with the Commission.]

        (e)  [Omitted; filed separately with the Commission.]

        (f)  [Omitted; filed separately with the Commission.]

        3.04 [Omitted; filed separately with the Commission.]

        (a)  [Omitted; filed separately with the Commission.]

        (b)  [Omitted; filed separately with the Commission.]

             (1)  [Omitted; filed separately with the Commission.]

             (2)  [Omitted; filed separately with the Commission.]

             (3)  [Omitted; filed separately with the Commission.]

             (4)  [Omitted; filed separately with the Commission.]

             (5)  [Omitted; filed separately with the Commission.]

[Omitted; filed separately with the Commission.]

        (c)  [Omitted; filed separately with the Commission.]

        (d)  [Omitted; filed separately with the Commission.]

        3.05 Duties of MBI.In addition to its other duties hereunder, MBI shall:

        (a) Use reasonable efforts to assist in Mallinckrodt's promotion of ALBUNEX throughout the Territory, the Additional Territory, [omitted; filed separately with the Commission], in support of Mallinckrodt's respective marketing plans for those territories;

        (b) Provide such technical assistance to Mallinckrodt in the marketing, sale and distribution of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission], as Mallinckrodt requests, including the dedication at any given time of up to a maximum of 10 MBI employees as technical sales specialists. Each such request shall specify the nature and extent of the assistance required, and shall be reasonable in respect of the type of assistance requested and the resources, time and cost required to render that assistance. MBI shall advise Mallinckrodt if MBI considers Mallinckrodt's request unreasonable, and the parties shall attempt in good faith to resolve their differences;

        (c) Provide assistance as reasonably requested by Mallinckrodt with respect to customer service activities including technical support services and sales administrative support services; and

        (d) Provide support and assistance in establishing efficient communications between Mallinckrodt and MBI for shipping information, invoicing, complaints and customer relations information including support of computer communications systems for information flow.

        3.06 Duties of Mallinckrodt. In addition to its other duties hereunder, Mallinckrodt shall:

        (a) Treat ALBUNEX as an important contrast product in the same manner Mallinckrodt traditionally markets its important contrast line of products for purposes of Mallinckrodt's pre-marketing, marketing, sales and distribution efforts and expenditures. Mallinckrodt's marketing, sales and distribution efforts regarding ALBUNEX shall place emphasis on all relevant clinical indications of ALBUNEX, market segments and appropriate geographical regions in the Territory, the Additional Territory, [omitted; filed separately with the Commission], and the recruitment of medical and scientific opinion leaders;

        (b) Provide an adequate sales organization and facilities to assure adequate sales representation, prompt handling of inquiries and orders, and attention to customer service requirements for ALBUNEX in support of the activities described in Section 3.06(a);

        (c) Comply with applicable laws and governmental regulations affecting the sale and distribution of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission], with the assistance of MBI, if so requested by Mallinckrodt;

        (d) Provide support and assistance in establishing efficient communications between Mallinckrodt and MBI for shipping information, invoicing, complaints and customer relations information including support of computer communication systems for information flow;

        (e) Provide sales order entry and technical assistance including customer service; and

        (f) Provide such technical assistance to MBI in the development of ALBUNEX as MBI requests. Each such request shall specify the nature and extent of the assistance required, and shall be reasonable in respect of the type of assistance requested and the resources, time and cost required to render that assistance. Mallinckrodt shall advise MBI if Mallinckrodt considers MBI's request unreasonable, and the parties shall attempt in good faith to resolve their differences.

        3.07 Marketing.

        (a) At least two senior level representatives designated by MBI and at least two senior level representatives designated by Mallinckrodt shall meet no less frequently than quarterly to discuss Mallinckrodt's marketing plans and strategy for ALBUNEX and the implementation and efficacy of those plans. Promptly after the plan is approved internally each year, Mallinckrodt shall provide MBI with an appropriately detailed summary of Mallinckrodt's annual marketing and sales plan for ALBUNEX for MBI's internal use.

        (b) Mallinckrodt shall, from time to time and in its sole discretion, establish the prices at which ALBUNEX shall be sold by it or its Affiliates. Terms of all sales, including but not limited to credit, billing and shipments, shall be established by Mallinckrodt in its sole discretion.

                                    Article 4

                                    Payments

        4.01 Milestone Payments. Subject to the limitations, terms and conditions contained in this Agreement, Mallinckrodt shall pay to MBI (i) the sum of $6,000,000 United States dollars by cashier's check or by wire transfer in immediately available funds upon execution of this Agreement and (ii) the following amounts by cashiers' check or by wire transfer in immediately available funds if, and only if, the particular stated milestone is achieved by
MBI:

        (a) Phase III of Human Clinical Trials. $3,333,000 due in 4 successive quarterly installments of $833,250 each, with the first quarterly installment payable 30 days after the date MBI provides Mallinckrodt written notice accompanied by supporting documentation that MBI has commenced the initial Phase III of the first Human Clinical Trials for ALBUNEX with an indication as set forth in Appendix 4;

        (b) FDA Application. $3,333,000 due in 4 successive quarterly installments of $833,250 each, with the first quarterly installment payable 30 days after the date MBI provides Mallinckrodt written notice accompanied by supporting documentation that MBI has submitted to the FDA either its initial PMA application or its initial NDA application for ALBUNEX;

        (c) FDA Acceptance of Application. $3,334,000 due in 4 successive quarterly installments of $833,500 each, with the first quarterly installment payable 30 days after the date MBI provides Mallinckrodt written notice accompanied by supporting documentation that the FDA has accepted either MBI's initial PMA application or initial NDA application for ALBUNEX;

        (d) FDA Approval. $8,000,000 due in 4 successive quarterly installments of $2,000,000 each, with the first quarterly installment payable 30 days after the date MBI provides Mallinckrodt written notice accompanied by a copy of the FDA initial approval letter that the FDA has issued its initial approval letter for ALBUNEX with an indication as set forth in Appendix 4; and

        (e) First Commercial Shipment. $3,000,000 due in 4 successive quarterly installments of $750,000 each, with the first quarterly installment payable 30 days after the date Mallinckrodt accepts MBI's first commercial shipment of ALBUNEX under Article 2.

In no event shall Mallinckrodt be obligated to make payments except with respect to the first instance in which a particular milestone is achieved.

        4.02 Initial Marketing Payment.

        (a) In addition to the other amounts due under Article 4, Mallinckrodt shall pay MBI an amount of United States dollars equal to the amount of Net Sales of ALBUNEX in the Territory for the 365-day period commencing on the Launch Date.

        (b) Mallinckrodt shall deliver to MBI within 60 days after the end of such 365-day period, as the case may be, a true and accurate report, covering such period in sufficient detail to accurately account for gross sales and all adjustments used to derive aggregate Net Sales subject to this Section 4.02.

        (c) Simultaneously with the delivery of the report described in Section 4.02(b), Mallinckrodt shall pay MBI the amount described in Section 4.02(a) for such period covered by the report. The payment shall be made in United States dollars.

        (d) Notwithstanding anything in this Section 4.02 to the contrary, Mallinckrodt shall not be obligated to pay in excess of $30,000,000 pursuant to this Section 4.02 regardless of the amount of Net Sales during the 365-day period commencing on the Launch Date.

        4.03 Feinstein Royalties.

        (a) Provided that MBI has timely made all prior royalty payments to Dr. Stephen B. Feinstein pursuant to the License Agreement dated November 5, 1986, as amended ("Feinstein License"), Mallinckrodt shall pay to MBI in trust for further payment by MBI to Dr. Stephen B. Feinstein an amount equal to one-half of MBI's royalty obligations to Dr. Stephen B. Feinstein pursuant to the Feinstein License attributable to Net Sales of ALBUNEX, up to a maximum of 3% of Net Sales of ALBUNEX; provided, however, that Mallinckrodt shall pay to MBI for MBI's account a royalty of 3% on the first $66,666,666.67 of Net Sales of ALBUNEX in the United States, and shall pay to MBI a royalty of 3% on the next $33,333,333.33 of Net Sales of ALBUNEX in the United States, of which MBI shall pay one-half to Dr. Stephen B. Feinstein and the other one-half shall be for MBI's account. As of the date that Mallinckrodt begins to manufacture ALBUNEX for commercial sale following the earlier of (i) termination of this Agreement pursuant to which the licenses granted in this Agreement by MBI to Mallinckrodt survive such termination pursuant to Section 14.03 or (ii) the exercise by MBI of its rights pursuant to Sections 9.01(a) or (b) and the satisfaction of the conditions contained in Section 9.03, Mallinckrodt's obligation to pay MBI pursuant to the foregoing sentence shall increase (in the case of (ii), in respect of the affected territory only) to an amount equal to the total of MBI's royalty obligation pursuant to the Feinstein License attributable to Net Sales of ALBUNEX, up to a maximum of 6% of Net Sales of ALBUNEX. If Mallinckrodt loses exclusivity in the Additional Territory [omitted; filed separately with the Commission], Mallinckrodt's obligation to pay MBI shall similarly increase in respect of the affected territory as of the date that Mallinckrodt begins to manufacture ALBUNEX for commercial sale in that territory. All payments to MBI pursuant to this Section 4.03(a) (i) shall be made not later than 5 business days prior to the due date of the payment by MBI to Dr. Steven B. Feinstein under the Feinstein License, (ii) to the extent payable to Dr. Steven B. Feinstein, shall be held by MBI in a segregated trust account held for the benefit of Dr. Steven B. Feinstein, and (iii) shall be remitted by MBI from such trust account to Dr. Steven B. Feinstein on or before the due date of such payment under the Feinstein License.

        (b) MBI understands that Mallinckrodt may wish to approach Dr. Steven B. Feinstein and discuss with him the possibility of a direct license to Mallinckrodt in the event there is a termination of the Feinstein License. Mallinckrodt shall advise MBI in advance if it desires to hold such discussions with Dr. Steven B. Feinstein and MBI shall be permitted to participate in such discussions, provided, however, MBI shall not be obligated to pay any additional consideration to Dr. Steven B. Feinstein or to undertake any other additional financial obligation.



                                    Article 5

                                 Confidentiality

        5.01 General. At all times during the term of this Agreement and thereafter, MBI and Mallinckrodt shall keep confidential, not use and not disclose to third parties any and all of the Confidential Information of the other party (Mallinckrodt Confidential Information in MBI's case and MBI Confidential Information in Mallinckrodt's case), except as expressly authorized by prior written consent of the other party or as provided in this Agreement, and except to those of its employees as necessary for the performance of this Agreement so long as such employee has signed a confidentiality and non-use agreement with terms no less restrictive than set out herein.

        5.02 Exceptions to Confidentiality. The obligation of confidentiality and restriction on use imposed by Article 5 shall not apply to any Confidential Information that:

        (a) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

        (b) Was lawfully received by such party from a third party free of any obligation of confidence to such third party; or

        (c) Was already in the possession of such party prior to receipt thereof, directly or indirectly, from the other party; or

        (d) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted; or

        (e)  Is   subsequently   and   independently   developed  by  employees,
consultants or agents of the disclosing party without reference to the Confidential Information disclosed.

        5.03 Regulatory. MBI and Mallinckrodt are permitted to provide to governmental personnel and agencies, including but not limited to the FDA, all materials required by such personnel or agency in conjunction with an inspection of MBI's or Mallinckrodt's facilities, or any governmental submission, report, license, application or similar item, by MBI or Mallinckrodt, including but not limited to all documentation and test results relating to ALBUNEX, and samples of ALBUNEX.

        5.04 Consultants or Laboratories. MBI or Mallinckrodt may employ the services of consultants or laboratories as part of the goods and services to be provided pursuant to this Agreement if each such consultant or laboratory signs a confidentiality agreement no less restrictive than the confidentiality and non-use provisions in this Agreement. MBI and Mallinckrodt may disclose the terms of this Agreement to their respective attorneys, accountants, lenders, insurance brokers and underwriters, and investment bankers, or as required by law.

        5.05 Publications. Each party (the "Disclosing Party") shall submit to the other (the "Receiving Party") at least 90 days prior to submission or disclosure to any third party, all manuscripts, abstracts, articles, memorandum or other similar documents relating to ALBUNEX proposed to be published, disclosed or discussed in any scientific, trade, industry or other publication, meeting or forum. The Reviewing Party shall notify the Disclosing Party if, in the reasonable judgment of the Reviewing Party, the proposed disclosure would violate the terms of this Article 5. Thereafter, the Disclosing Party shall not disclose, publish or otherwise make public, the proposed disclosure and shall take all reasonable steps to prevent such disclosure or publication.

                                    Article 6

                    Representations, Warranties and Covenants

        6.01 Representations,   Warranties  and  Covenants  of   Mallinckrodt.
Mallinckrodt   hereby   covenants, represents and warrants to MBI that:

        (a) Neither the execution and delivery by it of this Agreement nor the consummation of the transactions contemplated hereby will violate any law or regulation, or conflict with or result in a breach of or default under any agreement, license, instrument, judgment, decree or order to which it is a party or by which it is bound.

        (b) No approval or consent of any governmental agency or instrumentality is required for the authorization, execution, or delivery by it of this Agreement.

        (c) Neither this Agreement nor any document or certificate furnished to MBI by Mallinckrodt pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

        (d) The execution and delivery of this Agreement and the performance by Mallinckrodt of its obligations hereunder are within Mallinckrodt's corporate power, have been duly authorized by proper corporate action on the part of Mallinckrodt and are not in violation of the Certificate of Incorporation or By-Laws of Mallinckrodt.

        (e) Except as permitted by this Agreement (as provided in Sections 7.01(c)), during the term hereof Mallinckrodt shall neither manufacture ALBUNEX nor purchase ALBUNEX from anyone other than MBI.

        6.02 Representations, Warranties and Covenants of MBI. MBI covenants, represents and warrants to Mallinckrodt that:

        (a) Neither the execution and delivery by it of this Agreement nor the consummation of the transactions contemplated hereby will violate any law or regulation, or conflict with or result in a breach of or default under any agreement, license, instrument, judgment, decree or order to which it is a party or by which it is bound.

        (b) No approval or consent of any governmental agency or instrumentality is required for the authorization, execution, or delivery by it of this Agreement.

        (c) Neither this Agreement nor any document or certificate furnished to Mallinckrodt by MBI pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. All product and testing data, and all Know-how and other data and information supplied by MBI with respect to or in connection with ALBUNEX is and will be accurate and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make it not misleading.

        (d) The execution and delivery of this Agreement and the performance by MBI of its obligations hereunder are within MBI's corporate power, have been duly authorized by proper corporate action on the part of MBI and are not in violation of the Certificate of Incorporation or By-Laws of MBI.

        (e) Except as provided  in Sections  3.01,  9.01(a),  (b) and 9.06,  (i)
Mallinckrodt shall have the exclusive non-cancellable distributorship and exclusive non-cancellable sales representation of ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission] and (ii) MBI has not appointed, and will not appoint any other distributor, representative or agent to sell or distribute ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission].

        (f) To the best of MBI's knowledge, ALBUNEX can now and hereafter be manufactured, used and sold in the Territory, the Additional Territory, [omitted; filed separately with the Commission] without substantial risk of infringement of any right, interest, or patent of any third party.

        (g) MBI owns or controls the Technology Rights and, to the best of MBI's knowledge, the patents and patent applications now contained in the Technology Rights are of sufficient scope to protect ALBUNEX, its production, use and sale, and any patents, including patents issuing on any of such patent applications, are, or will be upon issuance, reasonably enforceable.

        (h) There is no claim, suit, proceeding or other investigation pending or, to the best knowledge of MBI, threatened against MBI in connection with the research, development, manufacture, sale, use or distribution of ALBUNEX, or which would prevent the performance of this Agreement.

        (i) All ALBUNEX sold by MBI to Mallinckrodt pursuant to Article 2 will be manufactured or produced in a good and workmanlike manner, in compliance with then-current FDA Good Manufacturing Practices, and shall be merchantable, and be fit for the purposes for which it was produced.

        (j) All ALBUNEX sold by MBI to Mallinckrodt pursuant to Article 2: (i) will be manufactured or produced in compliance with the Occupational Safety and Health Act, as amended, and the Fair Labor Standards Act, as amended; (ii) will not be adulterated or misbranded within the meaning of the Federal Food Drug & Cosmetic Act, and will not be articles which may not, under the provisions of Sections 404 or 505 of such Act, or any similar state or local laws, be introduced into interstate commerce; (iii) will comply with all other applicable standards which are necessary for the manufacture, use or sale of ALBUNEX including, but not limited to, all rights in patents, trademarks, FDA approvals, registrations or permits, and all other regulatory permits, approvals and licenses necessary for the manufacture, use or sale of ALBUNEX; and (iv) use only USP Human Serum Albumin that is 100% tested and certified AIDS and Hepatitis B free.

                                    Article 7

                              License of Technology

        7.01 Technology Rights.

        (a) MBI hereby grants to Mallinckrodt a license of, including the right to sublicense others under, the Technology Rights and Know-how, in order to test, evaluate and develop ALBUNEX covered thereby, and to use, sell, offer to sell and otherwise commercialize ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. Subject only to the limitations contained in Sections 9.01(a) and (b), 9.06 and 14.03(b) and MBI's utilization of the Technology Rights and Know-how to perform its obligations pursuant to this Agreement (including MBI's right to manufacture ALBUNEX), this license from MBI is exclusive, perpetual and non-cancellable:

             (1)  in the Territory;

             (2)  in the Additional Territory, subject to Section 3.02(a);

             (3)  [omitted; filed separately with the Commission]; and

             (4)  [omitted; filed separately with the Commission].

        (b) MBI hereby grants to Mallinckrodt and to its Affiliates and sublicensees the right to grant irrevocable licenses to end users of ALBUNEX, to use ALBUNEX obtained directly or indirectly from Mallinckrodt, its Affiliates or its sublicensees for any purpose within the Technology Rights or the Know-how. Subject only to (i) the limitations contained in Sections 9.01(a) and (b), 9.06 and 14.03(b), (ii) MBI's utilization of the Technology Rights and Know-how to perform its obligations pursuant to this Agreement (including MBI's right to manufacture ALBUNEX) and (iii) the same qualifications described in Sections 7.01(a)(2)-(4), this license from MBI is exclusive, perpetual and non-cancellable.

        (c) MBI hereby grants to Mallinckrodt a license of, including the right to sublicense Affiliates under, the Technology Rights and Know-how in order to manufacture and have manufactured ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. Subject only to (i) the limitations contained in Sections 9.01(a) and (b), 9.06 and 14.03(b), (ii) MBI's utilization of the Technology Rights and Know-how to perform its obligations under this Agreement and (iii) the same qualifications described in Sections 7.01(a)(2)-(4), this license from MBI is exclusive, perpetual and non-cancellable. Notwithstanding the foregoing, Mallinckrodt may not exercise the license under this Section 7.01(c) except as provided in Sections 7.01(c)(1) and (2).

             (1)Mallinckrodt Manufacturing. Mallinckrodt may use the manufacturing license granted pursuant to this Section 7.01(c) to manufacture ALBUNEX only under the following circumstances and subject to the conditions and limitations set forth below and in Section 7.01(c)(2):

                  (A) MBI  Co-Marketing.  If MBI exercises either of its options under Sections 9.01(a) and (b) in respect of any territory, or if Mallinckrodt loses exclusivity in the Additional Territory, [omitted; filed separately with the Commission], as the case may be, pursuant to Section 3.02 and MBI exercises its right under that Section directly or indirectly to sell ALBUNEX in the affected territory for its own account or to license its right to do so to a third party, Mallinckrodt may manufacture ALBUNEX in any quantities for sale in that territory; and no royalty shall be payable to MBI in respect of Net Sales in that territory of ALBUNEX manufactured after MBI's exercise of the option in question;

                  (B) Mallinckrodt Terminates. If Mallinckrodt properly terminates this Agreement pursuant to Sections 14.02(b), (c) or
             (e), Mallinckrodt may manufacture ALBUNEX in any quantities. With respect to any calendar quarter, Mallinckrodt shall pay MBI a royalty in respect of each Albunex Product manufactured by Mallinckrodt after the date of termination equal to 40% of the product determined by multiplying that Albunex Product's Average Selling Price during the quarter by the number of vials of that product sold during that quarter, less (i) Mallinckrodt's fully allocated manufacturing cost for such ALBUNEX determined using U.S. generally accepted accounting principles, and (ii) until fully recovered, one-half of Mallinckrodt's Start-up Costs not included in (i). Mallinckrodt may also recover Damages resulting from any breach or default of MBI which occasions the termination. If and when any such Damages are awarded to Mallinckrodt in arbitration proceedings pursuant to Section 12.01 or are agreed to by MBI, Mallinckrodt may recover such Damages separately or as a deduction from royalties to MBI. Mallinckrodt shall not have any royalty obligation under this Section 7.01(c)(1)(B) in respect of sales of Albunex Products after the later of the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or July 1, 2003.

                  (C) MBI Terminates.  If MBI properly terminates this Agreement pursuant to Section 14.02(b), (d) or (f), Mallinckrodt may manufacture ALBUNEX in any quantities. With respect to any calendar quarter, Mallinckrodt shall pay MBI a royalty in respect of each Albunex Product manufactured by Mallinckrodt after the date of termination equal to 20% of the product determined by multiplying that Albunex Product's Average Selling Price during the quarter by the number of vials of that product sold during the quarter. Mallinckrodt's royalty obligation under this Section 7.01(c)(1)(C) shall continue through the expiration date of the last patent relating to ALBUNEX, on a country-by-country basis. MBI may also recover Damages resulting from any breach or default of Mallinckrodt which occasions the termination. Notwithstanding the authorization to manufacture under this Section 7.01(c)(1)(C), if MBI has terminated this Agreement pursuant to Sections 14.02(b) or
             (d) and if Mallinckrodt fails to make any royalty payment due to MBI under this Agreement when due (and does not cure its default within 10 days), the manufacturing license granted to Mallinckrodt under this Section 7.01(c) shall automatically terminate.

                  (D) MBI Failure to Meet Orders.

                  (i) General. Notwithstanding any other provision of this Agreement, if as a result of manufacturing problems, lack of manufacturing capacity, Force Majeure, or any other reason, MBI fails or refuses for each of two consecutive calendar quarters to deliver at least 75% of the required quantity of any Albunex Product complying with MBI's Manufacturing Obligations in timely satisfaction of Mallinckrodt's firm orders for that product for those quarters, Mallinckrodt may manufacture that Albunex Product in quantities which, when added to the quantities of conforming products that MBI reasonably may be expected to deliver in timely satisfaction of Mallinckrodt's firm orders, satisfies Mallinckrodt's requirements for that Albunex Product as disclosed by its Forecasts. After validation and FDA approval of Mallinckrodt's manufacturing facility or facilities, in order for Mallinckrodt to become entitled to manufacture under this
                  Section 7.01(c)(1)(D), it must begin manufacturing within six months of the occurrence of the condition specified above (i.e., it cannot decline to manufacture and invoke the occurrence of the condition specified above as permitting manufacturing at a much later date).

                  (ii) Procedures Respecting MBI's Right to Resume Full Manufacturing. Mallinckrodt may continue to manufacture such Albunex Product under this Section 7.01(c)(1)(D) until MBI is able once again to deliver conforming products in timely satisfaction of Mallinckrodt's firm orders. No sooner than 10 days prior to the end of the calendar quarter in which Mallinckrodt becomes authorized under this Section 7.01(c)(1)(D) to manufacture any Albunex Product, MBI may certify that it is able to deliver conforming products in timely satisfaction of what Mallinckrodt's firm orders to MBI would be if Mallinckrodt were not authorized under this Section to manufacture that Albunex Product. Following such certification, Mallinckrodt may continue to manufacture that Albunex Product in quantities consistent with the quantities that it had been manufacturing prior to receipt of MBI's certification (and consistent with Mallinckrodt's firm orders to MBI in accordance with Section 7.01(c)(1)(D)(iii)). Mallinckrodt shall cease to be authorized to manufacture that Albunex Product under this Section 7.01(c)(1)(D) after the last day of the calendar quarter after the calendar quarter in which MBI gives its certification to Mallinckrodt, and the parties shall return to the status quo ante regarding their respective manufacturing rights and duties. Notwithstanding the foregoing time limitations (which are intended to permit Mallinckrodt to operate its manufacturing facility for at least two consecutive calendar quarters before MBI resumes manufacturing Mallinckrodt's entire ALBUNEX demand), the parties may agree to permit MBI to resume manufacturing at an earlier date.

                  (iii) Procedures Respecting Mallinckrodt's Forecasts and Firm Orders. During the period of Mallinckrodt's manufacturing under this Section 7.01(c)(1)(D), Mallinckrodt shall continue to deliver Forecasts in accordance with Section 2.05(b), provided that these Forecasts shall separately state the quantities of each Albunex Product that Mallinckrodt expects to manufacture itself and the quantities of each Albunex Product that it expects to purchase from MBI each calendar quarter. The quantities that Mallinckrodt expects to purchase from MBI each calendar quarter shall be the maximum amount that MBI can reasonably be expected under the circumstances to deliver in timely satisfaction of Mallinckrodt's firm order for the quarter. (As provided in Section 2.05(b), Mallinckrodt's forecast of its purchases from MBI for the first two calendar quarters of each Forecast shall be considered firm orders for those quarters.)

                  (iv) Royalty. The royalty payable to MBI in respect of ALBUNEX manufactured by Mallinckrodt under this Section 7.01(c)(1)(D) shall be determined as follows:

                       (a) Low Volume. If Mallinckrodt manufactures ALBUNEX pursuant to this Section 7.01(c)(1)(D) for (1) no longer than two consecutive full calendar quarters and during such time manufactures 50% or less of its total firm orders or for (2) longer than two consecutive full calendar quarters but in any given full calendar quarter manufactures less than 25% of its firm order for that quarter, then, with respect to such two-quarter period (plus any prior "stub" period) or such quarter, as the case may be, Mallinckrodt shall pay MBI a royalty in respect of each Albunex Product manufactured by Mallinckrodt during such period equal to 40% of the product determined by multiplying that Albunex Product's Average Selling Price during the quarter of sale by the number of vials of that product sold, less (i) Mallinckrodt's fully allocated manufacturing cost for such ALBUNEX determined using U.S. generally accepted accounting principles, and (ii) until fully recovered, one-half of Mallinckrodt's Start-up Costs not included in
                       (i); but in no event shall such royalty be less than 5% or more than 10%.

                       (b) High Volume. In respect of ALBUNEX manufactured by Mallinckrodt pursuant to this Section 7.01(c)(1)(D) during any full calendar quarter (or prior "stub period) not described in Section 7.01(c)(1)(D)(iv)(a), Mallinckrodt shall pay MBI a royalty in respect of each Albunex Product manufactured by Mallinckrodt during such period equal to 40% of the product determined by multiplying that Albunex Product's Average Selling Price during the quarter of sale by the number of vials of that product sold, regardless of when sold, less (i) Mallinckrodt's fully allocated manufacturing cost for such ALBUNEX determined using U.S. generally accepted accounting principles, and (ii) until fully recovered, one-half of Mallinckrodt's Start-up Costs not included in
                       (i); but in no event shall such royalty be less than 10% or more than 20%.

                       (c) "Three Strikes." Notwithstanding the royalty provisions of Sections 7.01(c)(1)(D)(iv)(a) and (b), Mallinckrodt shall not be required to make any payment described in those Sections to MBI after the third occurrence of an event giving rise to Mallinckrodt's manufacturing rights under this Section 7.01(c)(1)(D) (a "Strike") provided that, in addition to MBI's failure to deliver at least 75% of Mallinckrodt's firm order for any given two consecutive quarters, if with respect to either of such quarters MBI nevertheless timely delivers 150% of the amount of the estimated forecast for such quarter appearing in the Forecast provided to MBI on the first day of the quarter starting six months prior to the start of the quarter in question, then the occurrence shall not count as one of the three Strikes excusing Mallinckrodt's obligation to pay a royalty under this Section 7.01(c)(1)(D). Only two consecutive quarters in which MBI has both failed to deliver at least 75% of Mallinckrodt's firm orders and failed to deliver 150% of the applicable forecasts shall count as a Strike. After a Strike, the next Strike cannot occur until MBI has again begun manufacturing Mallinckrodt's entire ALBUNEX demand pursuant to Section 7.01(c)(1)(D)(ii).

                       Example: On January 1, 1996, Mallinckrodt issues the following Forecast (only quarters necessary to the example are provided):

                       Q1     January 1, 1996               1,000 (firm order)
                       Q2     April 1, 1996                 2,000 (firm order)
                       Q3     July 1, 1996                  3,000
                       Q4     October 1, 1996               8,000

                       On April  1,  1996,  Mallinckrodt  issues  the  following
                       Forecast:

                       Q2     April 1, 1996                 2,000 (firm order)
                       Q3     July 1, 1996                  8,000 (firm order)
                       Q4     October 1, 1996               10,000

                       On  July  1,  1996,  Mallinckrodt  issues  the  following
                       Forecast:

                       Q3     July 1, 1996                  8,000 (firm order)
                       Q4     October 1, 1996               20,000 (firm order)

                       MBI timely delivers:

                       Q1   1,000
                       Q2   1,800
                       Q3   5,000
                       Q4   11,000

                       With respect to Q1, MBI has delivered 100% of the firm order.

                       With respect to Q2, MBI has delivered 1,800 of 2,000 ordered (90%). It has therefore not failed to deliver at least 75% of the firm order for that quarter. MBI has not earned a quarter toward the entitlement to manufacture or toward a Strike.

                       With respect to Q3, MBI has delivered 5,000 of 8,000 ordered (62.5%). It has therefore failed to deliver at least 75% of the firm order for that quarter. It has, however, delivered 5,000/3,000, or 167%, of the forecast for that quarter appearing in the Forecast delivered six months earlier. Therefore no Strike has occurred.

                       With respect to Q4, MBI has delivered 11,000 of 20,000 ordered (55%). It has therefore failed to deliver at least 75% of the firm order for that quarter. It has also delivered only 11,000/10,000, or 110%, of the forecast for that quarter appearing in the Forecast delivered six months earlier.

                       Thus, Mallinckrodt may manufacture makeup quantities under Section 7.01(c)(1)(D) because MBI failed to deliver at least 75% of the firm orders for two consecutive months. A Strike has not occurred for purposes of Section 7.01(c)(1)(D)(iv)(c), however, because MBI did not fail to deliver 150% of the applicable forecast for two consecutive quarters.

                       If MBI had delivered 4,000 in Q3, MBI would have delivered 4,000/3,000, or 133%, of the forecast for that quarter appearing in the Forecast delivered six months earlier. In that case, assuming Q4 orders and deliveries as in the example, by the end of Q4 Mallinckrodt could manufacture makeup quantities, as before, and a Strike would have occurred for purposes of Section 7.01(c)(1)(D)(iv)(c) because MBI would have failed the "150% test" in two consecutive quarters.

                  (v) Sole Remedy; Damages. With the exception of the recovery of Damages, Mallinckrodt's right to manufacture ALBUNEX under the circumstances described in Section 7.01(c)(1) (D) shall be its sole remedy for MBI's failure or refusal to supply ALBUNEX pursuant to Mallinckrodt's firm orders.

                  (vi) Adjustments. If it is not clear during any period whether the "low volume" or "high volume" royalty provisions of this
                  Section 7.01(c)(1)(D) apply at the time payment is required, Mallinckrodt shall make its best estimate as to which applies and make the appropriate payment. If it appears at a later date that Mallinckrodt's estimate was incorrect, Mallinckrodt shall pay any additional amounts owed or receive a credit on future payments due, as the case may be.

                  (E)  [Omitted; filed separately with the Commission.]

                  (F) Low Price.  If MBI declines to  manufacture or to continue to manufacture any new or existing Albunex Product and Mallinckrodt elects to manufacture that product pursuant to
              Section 2.14(d)(1), Mallinckrodt may manufacture as provided in that Section (and to the extent further provided in this Section 7.01(c)(1) and Section 7.01(c)(2)).

                  (G) Other Agreement. If MBI and Mallinckrodt execute a written agreement which permits or requires Mallinckrodt to manufacture ALBUNEX, Mallinckrodt may manufacture ALBUNEX in the quantities and on the terms agreed on, and such written agreement shall be deemed an amendment of this Agreement.

             (2) Other Conditions. The manufacturing license granted to Mallinckrodt in this Section 7.01(c) is also subject to the following conditions and limitations:

                  (A) Start-up Costs. As used in Sections 7.01(c)(1) and 2.14(d)(1)(A), "Start-up Costs" means Mallinckrodt's reasonable and appropriate pre-operating and start-up costs to initiate the manufacture of ALBUNEX, including "one-time" costs which are incurred during the validation process and "one-time" costs which are incurred once the validation process is complete and prior to the point that each production for commercial sale begins. These costs include, among other costs, costs associated with qualification, validation, hiring and quality control. Mallinckrodt's "Start-up Costs" shall also be considered to include amounts reimbursed to MBI pursuant to Section 7.01(c)(2)(H) and Mallinckrodt's reasonable and appropriate shut-down costs in the event that Mallinckrodt is manufacturing ALBUNEX under Sections 7.01(c)(1)(D), 2.14(d)(1)(A) or 2.14(d)(2)(A) and then is required to shut down its ALBUNEX manufacturing line by reason of MBI's resumption of full manufacturing pursuant to Sections 7.01(c)(1)(D)(ii), 2.14(d)(1)(A) or 2.14(d)(2)(A), as the case may
             be. All Start-up Costs shall be determined in accordance with U.S. generally accepted accounting principles. The maximum cumulative Start-up Costs that may be taken into account for purposes of Sections 7.01(c)(1) and 2.14(d)(1) may not exceed $10 million.. To the extent that Start-up Costs have been deducted from royalties owed under this Section 7.01(c), they may not deducted a second time if Mallinckrodt later becomes entitled to manufacture owing to the occurrence of another (or a repeat of the same) circumstance described in Section 7.01(c). At MBI's option, it may pay all or some of such Start-up Costs directly to Mallinckrodt at any time, and Mallinckrodt shall not be entitled to deduct costs thus paid from royalties owed under this Section 7.01(c).

                  (B) Effect of Arbitration on Termination. This Agreement shall not be deemed terminated by a party pursuant to Sections  14.02(b),
             (c), (d), (e) or (f) if the other party is disputing the propriety of termination (including but not limited to whether a cure has been effected or reasonable steps have been taken to cure and have been diligently pursued, where applicable) and such party has timely filed or served the appropriate instrument to invoke an arbitration proceeding under Section 12.01 of this Agreement. Such filing or service shall be deemed timely if it takes place (i) in the case of a 14.02(b) termination, within 30 days of the notice described in the first clause of that Section, or (ii) in the case of a Section 14.02(c), (d), (e) or (f) termination, prior to the expiration of the applicable remedial period. In the case of a
             Section 14.02(b) termination in which the arbitrators rule in favor of the party seeking termination, if the termination is based on dissolution, ceasing business operations, or liquidation, the agreement shall be deemed terminated; if the termination is based on any other termination event described in that Section, the unsuccessful party shall have 60 days to dismiss the proceeding or discharge the the assignee, as the case may be. In the case of a
             Section 14.02(c), (d), (e), or (f) termination, the unsuccessful party shall have the full applicable remedial period from the date of the arbitrators' decision to effect a cure, provided that any additional arbitration over whether the cure is effective in such case shall stay termination for no more than 30 days unless the arbitrators rule otherwise before that period of time expires. In the case of a Section 14.02(c) or (d) termination, following the arbitrators' decision the unsuccessful party may not further forestall termination by claiming a good faith dispute.

                  (C) Damages. As used in this Section 7.01(c),  "Damages" means actual damages and does not include incidental, consequential, or punitive damages, but (notwithstanding this limitation) does include lost profits on sales of ALBUNEX for the period beginning with the accrual of Mallinckrodt's right to manufacture under
             Section 7.01(c)(1) and ending with the time it is lawfully permitted to operate an ALBUNEX manufacturing facility capable of producing the Albunex Product in question to meet Mallinckrodt's requirements, but in no event for a period extending beyond five years after the Effective Date.

                  (D) Parties' Respective Duties and Rights.  Mallinckrodt shall have the same duties and obligations in respect of the ALBUNEX that it manufactures under this Section 7.01(c) that MBI has under
             Section 2.02,  Sections 2.04(a),  (b), (d), (i)(b) and (k), Section
             2.06(b), and Sections 6.02(i) and (j) in respect of the ALBUNEX that it manufactures, and MBI shall have the right, upon not less than five business days' prior notice, to inspect Malinckrodt's facilities and operations, in order to insure that ALBUNEX is being manufactured in compliance with Good Manufacturing Practices and that the other terms and conditions of this Agreement are being met.

                  (E) Payment Terms. No later than 45 days after the end of each calendar quarter (except the fourth quarter), Mallinckrodt shall estimate its Net Sales for the quarter as accurately as reasonably possible and make an estimated royalty payment to MBI on the basis of its estimated Net Sales for the quarter. No later than 60 days after the end of each calendar year, Mallinckrodt shall report its actual Net Sales for the year to MBI and calculate the actual royalty for the year payable to MBI. Mallinckrodt shall pay to MBI with this report the amount by which the actual royalty for the year payable to MBI exceeds the aggregate amount of Mallinckrodt's estimated royalty payments for the first three quarters, or, if Mallinckrodt has overpaid, it shall receive an appropriate credit against future amounts due.

                  (F) Currency. All royalty payments shall be made in United States dollars. Mallinckrodt's reports to MBI under Section 7.01(c)(2)(E) shall state the amount of all Net Sales by month. For Net Sales in a currency other than United States dollars, the amount of such Net Sales shall be computed using the average of the daily exchange rates for the month of sale, as reported by Reuters Ltd. Money 2000 System MBI shall have a right of audit regarding the royalties payable by Mallinckrodt similar in frequency and scope to the right of audit afforded MBI in Section 2.14(c).

              (G) MBI Retention of Manufacturing  Rights.  Except as provided in this Section 7.01(c) and Section 2.05(c), during the term of this Agreement MBI shall retain, as between it and Mallinckrodt, the exclusive right to manufacture ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission].

              (H) Reasonable Assistance.  MBI shall render reasonable assistance to Mallinckrodt in developing a manufacturing capacity pursuant to license granted in this Section 7.01(c). MBI's assistance shall be provided at Mallinckrodt's sole expense, including, but not limited to, reimbursement of MBI for travel expenses, direct labor costs of MBI personnel, equipment and any other related expenses.

              (I) Limited Validation Manufacturing. Mallinckrodt may manufacture
            ALBUNEX for the limited purpose of validating its manufacturing facility or facilities and producing stability studies for or meeting other requirements of the FDA and foreign equivalents of the FDA.

              (J) Wrongful  Production of ALBUNEX by Mallinckrodt.  Mallinckrodt
            shall pay a royalty of 40% of Net Sales of any and all ALBUNEX it manufactures and sells in violation of this Section 7.01(c).

              (K) Albumin. At Mallinckrodt's request after it becomes authorized to manufacture any Albunex Product under Sections  7.01(c)(1)(D)  or
            (F), or at Mallinckrodt's request in connection with the limited validation manufacturing authorized under Section 7.01(c)(2)(I), MBI shall authorize its vendor to use a portion of the vendor's allocation of USP Human Serum Albumin to MBI to sell to Mallinckrodt to manufacture the Albunex Product in question in the authorized quantities or to manufacture ALBUNEX as reasonably required in connection with Mallinckrodt's limited validation manufacturing.

        7.02MBI Trademarks.

        (a)MBI hereby grants to Mallinckrodt and to its Affiliates and sublicensees a royalty-free right and license in perpetuity to use any MBI Trademark on or in connection with the manufacture, advertising, distribution, or sale of ALBUNEX made by or on behalf of Mallinckrodt, its Affiliates or sublicensees in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. Prior to the exercise by MBI of its rights under Sections 9.01(a) or (b) or 9.06, and subject to the limitations of Section
14.03 and the same qualifications described in Sections 7.01(a)(2)-(4), this license is non-cancellable and is exclusive with respect to all others including MBI.

        (b)Mallinckrodt hereby grants to MBI and to its Affiliates and sublicensees a royalty-free right and license in perpetuity to use any trademark other than the trademark "Mallinckrodt" that Mallinckrodt uses to market and sell ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. MBI agrees not to utilize such license in the Additional Territory, [omitted; filed separately with the Commission] prior to Mallinckrodt's loss of exclusivity in that territory pursuant to Sections 3.02(a), (b) or (c), as the case may be, or otherwise to utilize such license until the first to occur of (i) MBI's exercise of its rights under Sections 9.01(a) or (b) or 9.06 or (ii) the occurrence of any of the conditions described in Sections 14.03(b), (c) and (d).

        (c)Mallinckrodt and MBI undertake that the quality of goods sold and offered for sale under the MBI Trademarks or trademarks licensed by Mallinckrodt to MBI pursuant to Section 7.02(b) (collectively the "Trademarks") shall conform to the standards approved by the appropriate regulatory authorities in the Territory, the Additional Territory, [omitted; filed separately with the Commission], respectively. Mallinckrodt and MBI also undertake to use all reasonable efforts to ensure that the said standards conform to the standards of quality for said goods approved in writing by the other party.

        (d)The licensor party shall have the right of access through a duly authorized agent to the licensee party's business premises at reasonable intervals and during ordinary business hours for the purpose of inspecting and/or testing the goods sold or offered for sale under the Trademarks upon written request to Mallinckrodt or MBI, as the case may be.

        (e)The Trademarks shall be used only in accordance with generally accepted trademark practices. Any usage by the licensee party in advertising, promotional materials or otherwise shall be submitted to the licensor party for informational purposes. Mallinckrodt or MBI, as the case may be, will take into account the comments of the licensor party.

        (f)Mallinckrodt or MBI, as the case may be, agrees to notify the licensor party in writing of any conflicting uses of and applications for registration of the Trademarks or of any acts of infringement or of unfair competition involving the Trademarks promptly after such matters are brought to its attention or it has knowledge thereof.

        7.03Technology Transfer and Improvements.

        (a)MBI shall from time to time provide, or cause to be provided, to Mallinckrodt copies of all pharmacological, toxicological, and clinical data and reports, stability data, manufacturing, quality control, and other information, Know-how, technology and discoveries of Know-how relating to ALBUNEX now or hereafter known to, or possessed, acquired or developed by MBI which are needed or helpful to manufacture, have manufactured, use or sell ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission]. All such items known to, possessed, acquired or developed by MBI, regardless if transferred to Mallinckrodt, shall be deemed to be included in the licenses granted pursuant to Section 7.01 without any further action required by MBI. All information described in this Section 7.03(a) shall be regarded as Confidential Information.

        (b)MBI shall promptly notify and make available to Mallinckrodt all of MBI's improvements to ALBUNEX (including additional indications), its method of use and its method of manufacture, and all of such improvements, regardless if transferred to Mallinckrodt, shall be deemed to be included in the licenses granted pursuant to Section 7.01 without any further action required by MBI.

        7.04Ancillary Devices. Mallinckrodt and MBI agree that any device, tool or similar item related to or helpful in the sale, use or application of ALBUNEX that is not covered by the Technology Rights or Know-how that is now or hereinafter owned or controlled by either of them (an "Ancillary Device") shall be discussed with the other party. Prior to disclosure or discussion with third parties, each agrees to negotiate in good faith with the other the opportunity of marketing the Ancillary Device in connection with the sale of ALBUNEX and the possibility of an economic arrangement similar to that for ALBUNEX established pursuant to this Agreement.

        7.05Competing Products.

        (a)Mallinckrodt shall promptly notify MBI of an opportunity for Mallinckrodt to acquire, purchase, or license from a third party any technology relating to products described in Sections 1.04(c) or (d), and which is not covered by any Technology Rights, or which does not incorporate, is not covered by or is not made by the use of Know-how (the "Mallinckrodt Purchased Competing Technology"). Mallinckrodt shall license its rights to the Purchased Competing Technology to MBI upon MBI's satisfactory undertaking of 40% of all past, present and future costs and expenses (including future royalties or other payments) incurred or to be incurred by Mallinckrodt in connection with or arising out of the acquisition, purchase or license of the Mallinckrodt
Purchased Competing Technology. Such license shall provide for an economic arrangement similar to that for ALBUNEX established pursuant to this Agreement. If MBI does not satisfactorily undertake within a reasonable time to pay 40% of all such costs and expenses, Mallinckrodt may utilize its rights to the Mallinckrodt Purchased Competing Technology in any manner whatsoever free and clear of any restraints or obligations imposed by this Agreement; without limitation, it may manufacture or purchase from others any products made by using the Mallinckrodt Purchased Competing Technology.

        (b)MBI shall promptly notify Mallinckrodt of an opportunity for MBI to acquire, purchase, or license from a third party of any technology relating to products described in Sections 1.04(c) or (d), and which is not covered by any Technology Rights, or which does not incorporate, is not covered by or is not made by the use of Know-how (the "MBI Purchased Competing Technology"). MBI shall license its rights to the MBI Purchased Competing Technology to Mallinckrodt upon Mallinckrodt's satisfactory undertaking of 60% of all past, present and future costs and expenses (including future royalties or other payments) incurred or to be incurred by MBI in connection with or arising out of the acquisition, purchase or license of the MBI Purchased Competing Technology. Such license shall provide for an economic arrangement similar to that for ALBUNEX established pursuant to this Agreement. If Mallinckrodt does not satisfactorily undertake within a reasonable time to pay 60% of all such costs and expenses, MBI may utilize its rights to the MBI Purchased Competing Technology in any manner whatsoever free and clear of any restraints or obligations imposed by this Agreement; without limitation, it may manufacture or purchase from others any products made by using the MBI Purchased Competing Technology.

        (c)Mallinckrodt shall promptly notify MBI of Mallinckrodt's development through its own resources of any technology relating to products described in Sections 1.04(c) and (d), which is not covered by any Technology Rights, or which does not incorporate, is not covered by or is not made by the use of Know-how (the "Developed Competing Technology"). Mallinckrodt shall either (i) license the Developed Competing Technology to MBI, or (ii) pay a royalty to MBI of 10% of net sales of such products. Such license shall provide for an economic arrangement similar to that for ALBUNEX established pursuant to this Agreement, provided, however, Mallinckrodt and MBI shall negotiate in good faith as to which party shall have the right to manufacture any product resulting from the Developed Competing Technology.

        (d)Notwithstanding the foregoing, Mallinckrodt shall have no obligation under this Section 7.05 if Mallinckrodt does not use or plan to use the Mallinckrodt Purchased Competing Technology or the Developed Competing
Technology, or if MBI does not use or plan to use the MBI Purchased Competing Technology, to compete with ALBUNEX in the market for in vivo contrast agents for ultrasound and echocardiography diagnostic imaging.

                                    Article 8

                                     Patents

        8.01Patent Expenses.

     (a)Mallinckrodt shall be responsible for the expenses of the maintenance of
(x) U.S. Patent No. 4,573,203 entitled "Contact (sic) Agents for Ultrasound Imaging" issued February 25, 1986, and (y) U.S. Patent No. 4,572,203 entitled "Contrast Agents for Ultrasonic Imaging" issued January 12, 1988, a continuation in part of U.S. Patent No. 4,572,203, and any current continuing applications or future applications thereof in the United States of America or Canada, and of the continuation and maintenance of the 3 U.S. pending patent applications of Dr. Kenneth Widder assigned to MBI in the United States of America or Canada.

        (b)With respect to any other patent filings, Mallinckrodt and MBI shall notify the other of any potentially patentable invention relating to ALBUNEX covering any portion of the Know-how or Technology Rights. The parties thereafter shall meet and discuss the appropriateness and strategy of filing patent applications in any country of the Territory, the Additional Territory, [omitted; filed separately with the Commission].

        (c)If MBI, in its reasonable discretion, determines to file any patent application in the Territory, the Additional Territory, [omitted; filed separately with the Commission] covering any portion of the Know-how or Technology Rights, MBI shall be responsible for prosecution and maintenance of the patent application, but Mallinckrodt shall be responsible for the payment of all maintenance fees for the resulting patent (if issued). (If a third party is contractually required by an agreement with MBI to pay any such maintenance fees, however, Mallinckrodt shall have no obligation to pay them unless MBI gives Mallinckrodt written notice at least 30 days before payment is due that the third party has not yet paid them, in which case Mallinckrodt shall pay the maintenance fees on or before the date due if MBI requests (unless, in the meanwhile, the third party pays them).

        (d)If  MBI  does  not  file  a  particular  patent  application  in  the
Territory, the Additional Territory, [omitted; filed separately with the Commission] covering any portion of the Know-how or Technology Rights, Mallinckrodt may request MBI to do so, and if MBI declines Mallinckrodt's request (either by informing Mallinckrodt to that effect or by failing to respond to Mallinckrodt's request within 30 days after receipt of the request), Mallinckrodt may file, prosecute and maintain that patent application. MBI shall provide Mallinckrodt with sufficient information (to the extent in MBI's possession or under its control) and other cooperation (including necessary signatures of MBI employees) to permit Mallinckrodt to do so. If Mallinckrodt does so, it shall be responsible for the payment of all maintenance fees of the resulting patent (if issued).

        (e)MBI and Mallinckrodt shall each cooperate and render reasonable assistance to the other in connection with the activities contemplated by this
Section 8.01.

        8.02Patent Infringement.

        (a)Mallinckrodt's Right To Enforce. Mallinckrodt shall have the right, with respect to any injury or loss suffered or threatened to be suffered by Mallinckrodt as a result of the infringement or threatened infringement of MBI's patents relating to ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission], to enforce MBI's affected patents and prosecute infringers, if MBI elects not to bring suit covering such injury or loss within 3 months after the earlier of (i) the date that MBI learns of any such patent infringement other than by written notice from Mallinckrodt or (ii) the date that Mallinckrodt gives MBI written notice of any such patent infringement.

        (b)Cooperation. In the event either party hereto shall initiate or carry on legal proceedings to enforce patents against an alleged infringer, the other party hereto shall fully cooperate with the party initiating or carrying on such proceedings.

        (c)Litigation Procedures. Either party shall have the right during the time that this Agreement is in effect, and subject to its terms (including, but not limited to, Sections 8.01 and 8.02(a)), to sue infringers of patents and either party shall permit the use of its name in all such suits, shall sign all necessary papers, take all rightful oaths, and upon reasonable request shall assist the other party in such suits at its own expense.

        (d)Litigation by Mallinckrodt. In the event Mallinckrodt shall institute suit or legal proceedings to enforce any patent, MBI shall be entitled to be represented by counsel of its own choosing, at its sole expense. From any recovery awarded or settlement reached as a result of such suit or legal proceedings, Mallinckrodt (i) may deduct the full amount of its expenses of prosecuting the same (including attorneys' fees and court costs); (ii) shall pay to MBI, to the extent possible after payment of (i) above, the full amount of MBI's cost of participating in the same; (iii) shall pay to MBI, after full payment of (i) and (ii) above, (A) 40% of any remainder to the extent the recovery relates to the period prior to MBI's exercise of its options under Sections 9.01(a) or (b) or 9.06, and (B) 50% of any remainder to the extent the recovery or settlement relates to any period thereafter in which Mallinckrodt's licenses under this Agreement had not terminated under Section 14.03(b) (with the exception in either case that to the extent that the recovery or settlement is in respect of Mallinckrodt's injuries or losses regarding ALBUNEX manufactured by Mallinckrodt [omitted; filed separately with the Commission], the amount payable to MBI under this Section 8.02(d)(iii) shall be a percentage of the remainder determined in a manner consistent with the royalty payable by Mallinckrodt in respect of Net Sales of such ALBUNEX [omitted; filed separately with the Commission], as the case may be); and (iv) may retain the balance. Mallinckrodt shall not discontinue or settle any such suit or other legal proceedings brought by it without obtaining the prior concurrence of MBI, which shall not be unreasonably withheld and giving MBI a timely opportunity to continue such proceedings in its own name, under its sole control at its sole expense, provided that Mallinckrodt's reasonable litigation expenses (including attorneys fees and court costs) shall be reimbursed by MBI.

        (e)Litigation by MBI. In the event MBI shall institute suit or legal proceedings to enforce any patent and the suit or legal proceedings are, in whole or in part, in respect of any injury or loss suffered or threatened to be suffered by Mallinckrodt as a result of the infringement or threatened infringement of MBI's patents relating to ALBUNEX in the Territory, the Additional Territory, [omitted; filed separately with the Commission], Mallinckrodt shall be entitled to be represented by counsel of its own choosing, at its sole expense. From any recovery awarded or settlement reached as a result of such suit or legal proceedings, MBI (i) may deduct the full amount of its expenses of prosecuting the same (including attorneys' fees and court costs);
(ii) shall pay to Mallinckrodt, to the extent possible after payment of (i) above, the full amount of Mallinckrodt's cost of participating in the same;
(iii) shall pay to Mallinckrodt, after full payment of (i) and (ii) above, (A) 60% of any remainder to the extent the recovery or settlement relates to the period prior to MBI's exercise of its options under Sections 9.01(a) or (b) or
9.06 and is in respect of Mallinckrodt's injuries or losses, and (B) 50% of any remainder to the extent the recovery or settlement relates to any period thereafter in which Mallinckrodt's licenses under this Agreement had not terminated under Section 14.03(b) and is in respect of Mallinckrodt's injuries or losses (with the exception in either case that to the extent that the recovery or settlement is in respect of Mallinckrodt's injuries or losses regarding ALBUNEX manufactured by Mallinckrodt [omitted; filed separately with the Commission], the amount payable to Mallinckrodt under this Section 8.02(e)(iii) shall be the remainder less a percentage of the remainder determined in a manner consistent with the royalty payable by Mallinckrodt in respect of Net Sales of such ALBUNEX [omitted; filed separately with the Commission], as the case may be); and (iv) may retain the balance. MBI shall not discontinue or settle any such suit or other legal proceedings brought by it without obtaining the prior concurrence of Mallinckrodt, which shall not be unreasonably withheld, and giving Mallinckrodt a timely opportunity to continue such proceedings in its own name, under its sole control, and at its sole expense, provided that MBI's reasonable litigation expenses (including attorneys fees and court costs) shall be reimbursed by Mallinckrodt.

        8.03Payments to Third Parties. In the event that the manufacture, use or sale of ALBUNEX, in Mallinckrodt's and MBI's reasonable judgment present potential infringement problems with respect to any patent owned by a third party, and in Mallinckrodt's and MBI's reasonable judgment it is commercially reasonable to secure a license thereunder, Mallinckrodt and MBI shall attempt to secure a license thereunder for Mallinckrodt and MBI. Any royalty obligations respecting such third party patents shall be paid 60% by Mallinckrodt and 40% by MBI except if any claim of infringement by such third party would fall within the scope of Section 8.04(a), in which event MBI shall pay 100% of such royalty obligations.

        8.04Patent Indemnification.

        (a)MBI shall indemnify and hold harmless Mallinckrodt against any and all Losses based on and resulting from any claim of infringement of any patent of a third party in the United States of America, Canada, [omitted; filed separately with the Commission], Australia or New Zealand and which claim arises from Mallinckrodt's manufacture, use or sale of ALBUNEX pursuant to this Agreement.

        (b)With respect to any other Losses based on and resulting from any claim of infringement of any patent in a country in the Territory, the Additional Territory, [omitted; filed separately with the Commission] (other than a country named or referred to Section 8.04(a)) and which claim arose from Mallinckrodt's manufacture, use or sale of ALBUNEX pursuant to this Agreement, Mallinckrodt shall be responsible for 60% of any such Loss and MBI shall be responsible for 40% of any such Loss (with the exception that if any such Loss is in respect of ALBUNEX manufactured by Mallinckrodt [omitted; filed separately with the Commission], MBI shall be responsible for a percentage of the Loss determined in a manner consistent with the royalty payable by Mallinckrodt in respect of Net Sales of such ALBUNEX [omitted; filed separately with the Commission], as the case may be and Mallinckrodt shall be responsible for the remainder of the Loss).

        (c)In the event any third party asserts any claim with respect to any matter as to which the indemnities in this Section 8.04 relate, the party against whom the claim is asserted shall give prompt notice to the other party. The party who has the responsibility to pay the entire potential Loss or the greatest share of the potential Loss, as the case may be (the "Indemnifying Party"), shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the other party (the "Indemnified Party"). If the Indemnifying Party does not give such notice and does not proceed diligently so to defend the third party claim within 30 days after receipt of the notice of the third party claim, the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make as to those claims, and shall reimburse the Indemnified Party for its Losses and expenses related to the defense or settlement of the third party claim. The Indemnifying Party shall be bound by any settlement that the Indemnified Party may make, however, only if the Indemnified Party gives the Indemnifying Party at least 15 days prior written notice of the settlement and either (i) the Indemnifying Party does not object to the proposed settlement by written notice to the Indemnified Party within 10 days after receipt of the Indemnified Party's notice or (ii) if the Indemnifying Party does timely object to the proposed settlement, the Indemnifying Party does not at the same time agree to (A) undertake the further defense of the third party claim, (B) indemnify the Indemnified Party for any Loss in excess of its proposed settlement and (C) reimburse the Indemnified Party for its reasonable expenses related to the defense of the third party claim. Upon request of the Indemnified Party, the Indemnified Party shall be consulted from time to time and be informed of the status of the third party claim. The parties shall cooperate in defending against any asserted third party claims. For purposes of this Section 8.04, the indemnification of the Indemnified Party shall also include the indemnification of the Indemnified Party's employees, agents, Affiliates, and third parties performing services for the Indemnified Party.

                                    Article 9

                            Rights To Acquire ALBUNEX

        9.01 Negotiations to Acquire ALBUNEX. Except as provided in Section 3.02, for a period (the "Exclusive Period") commencing with the execution of this Agreement and ending on the earlier of:

             (1) the date specified for closing of MBI's repurchase of the Repurchasable Shares if MBI (A) exercises the Stock Repurchase Option and (B) tenders the full purchase price of the Repurchasable Shares on that date (regardless of whether Mallinckrodt or any Affiliate of Mallinckrodt fails to close the sale of its Repurchasable Shares), or

             (2) the later of (A) the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or (B) July 1, 2003,

MBI shall not sell or otherwise dispose of (by license or otherwise) any of its rights, assets or technology relating to ALBUNEX or MBI's interest in any Technology Rights or Know-How. During the Exclusive Period either MBI or Mallinckrodt may initiate good faith discussions regarding the acquisition by Mallinckrodt of any of the foregoing. If at the end of the Exclusive Period Mallinckrodt and MBI have not agreed to such an acquisition, MBI shall have the following options separately as to each of the Territory, the Additional Territory, [omitted; filed separately with the Commission]:

        (a) Subject to the right of Mallinckrodt to continue to distribute and sell ALBUNEX in the same territory pursuant to the licenses granted in Article 7, MBI may co-market and distribute ALBUNEX in a particular territory under the MBI label and for its own account and may do so in the same manner (including, but not limited to, the use of distributors or sales representatives), on a country-by-country basis, as Mallinckrodt from time to time may market and distribute ALBUNEX in that territory;

        (b) Subject to the right of Mallinckrodt to continue to distribute and sell ALBUNEX in the same territory pursuant to this Agreement and Mallinckrodt's right of first refusal under Section 9.04:

        (1) If the Exclusive Period ends on the date specified for closing of MBI's purchase of the Repurchasable Shares, as described in Section 9.01(1), then until the later of the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or July 1, 2003, MBI may sell or dispose of (which sale or disposition may take the form, among others, of a merger or a sale of all of the stock of MBI or all of the
        ALBUNEX-related assets, but may not take the form of a license or sublicense) to a single transferee, other than pursuant to an assignment permitted in Section 16.02(d), in a single transaction, all but not less than all, of MBI's rights, assets and technology relating to ALBUNEX in all territories (i.e., the transfer may not be on a territory-by-territory basis) and all, but not less than all, of MBI's interest in any Technology Rights or Know-how as it relates to all territories, and such transferee shall not be subject to the any of the limitations and restrictions on MBI under this Section 9.01 or to Mallinckrodt's right of first refusal under Section 9.04; or

        (2) If the Exclusive Period ends on the later of the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or July 1, 2003, as described in Section 9.01(2), or if the Exclusive Period ended on the date specified for closing of MBI's repurchase of the Repurchasable Shares, then as of the later of the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or July 1, 2003,, MBI may sell or dispose of (by license or otherwise) to a single transferee, other than pursuant to an assignment permitted in Article 16.02(d), in a single transaction, all but not less than all, of MBI's rights, assets and technology relating to ALBUNEX in a particular territory and all, but not less than all, of MBI's interest in any Technology Rights or Know-how as it relates to that territory, and such transferee shall not be subject to the any of the limitations and restrictions on MBI under this Section 9.01 or to Mallinckrodt's right of first refusal under
        Section 9.04; or

        (c) MBI may continue its existing relationship with Mallinckrodt pursuant to the terms of this Agreement in a particular territory, subject to MBI's option to exercise its rights under Sections 9.01(a) or (b) at a later time.

        The exercise of option (a) by MBI at any time in respect of a particular territory shall not preclude MBI from exercising option (b) at a later time in respect of that territory.

        MBI's options under this Section 9.01 shall be in addition to its rights under Section 3.02 in respect of the Additional Territory, [omitted; filed separately with the Commission], which MBI may exercise at any time during the Exclusive Period in accordance with the terms of Section 3.02.

        9.02 Option To Repurchase Stock. During the period beginning on (i) the later of (A) July 1, 2000 or (B) the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States and ending on (ii) the later of (C) one day prior to the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States or (D) June 30, 2003, MBI shall have the option (the "Stock Repurchase Option") to repurchase from Mallinckrodt and its Affiliates all (but not less than all) of the following MBI securities (the "Repurchasable Shares") which Mallinckrodt and its Affiliates may own at the time, if any: (I) shares of Common Stock (as "Common Stock" is defined in the 1995 Investment Agreement) and (II) MBI securities issued in respect of shares of Common Stock by reason of a stock split, stock dividend, recapitalization or similar event. The Stock Repurchase Option shall be exercisable as follows:

        (a) MBI may exercise the Stock Repurchase Option only by written notice of exercise to Mallinckrodt specifying the date on which closing of MBI's repurchase shall occur, which may not be less than 10 or more than 30 days after the date of MBI's notice. (Because the Stock Repurchase Option is intended to permit MBI to terminate the Exclusive Period earlier than it would otherwise terminate, MBI may exercise the Stock Repurchase Option even if, at the time of exercise, Mallinckrodt and its Affiliates do not own any Repurchasable Shares. If MBI exercises the Stock Repurchase Option in this event, Mallinckrodt shall have no obligations under Section 9.02(c) other than its obligation to provide MBI with Mallinckrodt's certification of the amount described in Section 9.02(b)(3).)

        (b)  The purchase price of the Repurchasable Shares shall be the sum of:

             (1)  $45,000,000; plus

             (2)  an amount (which shall not be less than zero) equal to:

                  (A) one-half of the aggregate amounts paid by Mallinckrodt to
              MBI pursuant to the Nycomed Territory Agreement (other than amounts in respect of ALBUNEX purchases or sales) for the purpose of acquiring rights in the Nycomed territory; minus

                  (B) [omitted; filed separately with the Commission] (in respect of MBI's granting Mallinckrodt its distribution and other rights under this Agreement in the countries other than the People's Republic of China, Australia and New Zealand which constitute the Additional Territory); minus

             (3) the aggregate net proceeds of sale realized by Mallinckrodt and its Affiliates from the sale of Repurchasable Shares prior to the date specified for closing of MBI's repurchase.

        (c) The closing of MBI's repurchase of the Repurchasable Shares shall take place at MBI's principal office, unless MBI and Mallinckrodt agree on a different location. At closing, (i) MBI shall pay the full purchase price of the Repurchasable Shares by certified or cashier's check or checks, wire transfer of immediately available funds to an account or accounts designated by Mallinckrodt at least two business days prior to the closing or cancellation of any undisputed indebtedness of Mallinckrodt to MBI under this Agreement (or by any combination of these ways as MBI determines), and (ii) Mallinckrodt shall deliver the stock certificate or certificates representing the Repurchasable Shares, duly endorsed for transfer in blank or accompanied by appropriate instruments of assignment duly signed in blank. MBI and Mallinckrodt shall also provide customary and appropriate representations to one another regarding the purchase and sale of the Repurchasable Shares and any additional documentation reasonably requested by the other party (for example, Mallinckrodt may request an opinion of counsel to MBI that MBI's purchase of the Repurchasable Shares has been duly authorized by MBI's board of directors and that MBI's purchase is in compliance with all applicable laws). In addition, Mallinckrodt shall provide MBI with Mallinckrodt's certification of the amount described in Section 9.02(b)(3).

      9.03  Prior  Notification.  If MBI  exercises  its  options  under  either
Sections 9.01(a) or (b), MBI shall provide to Mallinckrodt, at no cost to Mallinckrodt and sufficiently in advance, all necessary technical information, licenses, patents, permits and assistance to enable Mallinckrodt to independently manufacture, use, produce and commercially sell ALBUNEX in the affected territory at a date not later than the earlier of the commencement of production or sale of ALBUNEX by MBI pursuant to Section 9.01(a), or by a third party purchasing under Section 9.01(b). In such an event:

        (w) MBI shall supply to Mallinckrodt pursuant to the terms of Article 2 a reasonable quantity of ALBUNEX to ensure that Mallinckrodt has adequate inventories of ALBUNEX to satisfy reasonably foreseeable demand in the affected territory;

        (x) all of Section 2.04(f) except the first sentence shall terminate in respect of the affected territory;

        (y) the following provisions shall terminate in respect of the affected territory on the date Mallinckrodt begins to manufacture ALBUNEX for commercial sale in the affected territory: the first two sentences of
      Section 2.03; Sections 2.04(c), (e), (g), (i)(a) and (j); Sections 2.05(b), (c) and (d); Section 2.06(a); Sections 2.07 and 2.08; Section 2.09(c); Sections 2.10 and 2.11; Sections 2.12(a), (b) and (c); Sections
      2.13 and 2.14; Sections 3.05, 3.06 and Section 3.07; and Sections 7.04 and 7.05; and

        (z) MBI shall be relieved of its obligation to sell ALBUNEX to Mallinckrodt for sale in the affected territory on the date that Mallinckrodt begins to manufacture ALBUNEX for sale in the affected territory.

      9.04 Mallinckrodt's Right of First Refusal. MBI grants Mallinckrodt a right of first refusal to purchase MBI's rights, assets and technology relating to ALBUNEX in each of the Territory, the Additional Territory, [omitted; filed separately with the Commission], and MBI's interest in any Technology Rights or Know-how (collectively, in respect of any particular territory, the "Assets"), as follows:

        (a) If MBI proposes to sell the Assets, MBI shall give Mallinckrodt written notice of MBI's intention (the "Sales Notice"), providing all relevant details and copies of all relevant documents, including but not limited to any letter of intent and any draft or executory sales agreement.

        (b) Mallinckrodt shall have 45 days from the date it receives MBI's Sales Notice in which to exercise its right of first refusal to purchase the Assets specified in the Sales Notice, at the purchase price and on the terms specified in the Sales Notice, by giving MBI written notice to that effect. If Mallinckrodt notifies MBI that Mallinckrodt declines to exercise its right of first refusal, or if Mallinckrodt fails to exercise its right of first refusal in a timely manner, MBI may proceed to sell the Assets to the purchaser identified in the Sales Notice but only at a purchase price and on terms at least as favorable to MBI as those specified in the Sales Notice. If MBI fails to consummate such sale within 75 days of the Sale Notice, then the provisions of this Section 9.04 shall thereafter apply to any subsequent proposed disposition of the Assets.

        (c) If the purchase price specified in the Sales Notice includes any property other than money, MBI and Mallinckrodt shall jointly determine the value of this other property. If they are unable to agree on its value within 45 days from the date Mallinckrodt receives MBI's Sales Notice, they shall each promptly select a nationally or regionally recognized investment banking firm or consulting firm, and these 2 firms shall select a third such firm (the "Valuation Firm") to determine the value of this other property. The Valuation Firm's determination shall be conclusive. MBI and Mallinckrodt shall use their best efforts to ensure that the Valuation Firm makes its determination not later than 5 business days after its selection. The period in which Mallinckrodt may exercise its right of first refusal shall be extended to 5 business days after the Valuation Firm's determination. MBI and Mallinckrodt shall each pay the fees of the firm that it selects and one-half of the fees of the Valuation Firm.

        (d) In the case of a proposed sale of the Assets relating to the Territory, Mallinckrodt shall have a credit against the purchase price specified in MBI's Sales Notice equal to:

             (1)  the sum of the payments by Mallinckrodt pursuant to Sections
        4.01 and 4.02 less

             (2) an amount equal to 40% of Net Sales in the Territory prior to the date of Mallinckrodt's receipt of the Sales Notice (if such difference is less than zero, there shall be no credit).

        (e)  [Omitted; filed separately with the Commission]:

             (1)  [omitted; filed separately with the Commission]

             (2)  [omitted; filed separately with the Commission]

        (f)  [Omitted; filed separately with the Commission]:

             (1)  [omitted; filed separately with the Commission]

             (2)  [omitted; filed separately with the Commission]

        (g) If Mallinckrodt exercises its right of first refusal, closing of its purchase shall take place on the date and at the location that the parties agree on, but no later than 75 days after the date of Mallinckrodt's notice to MBI exercising Mallinckrodt's right of first refusal.

        9.05 Mallinckrodt Abandonment of ALBUNEX.

        (a) Mallinckrodt shall be deemed to have abandoned ALBUNEX if all of the following conditions occur after the Launch Date:

             (1) ALBUNEX may be lawfully sold in the United States of America in interstate commerce, without any threat of infringement upon any third party rights, any threat of any action by any regulatory agency, including but not limited to the FDA, or any threat of product recall, or any danger to the safety of the users of ALBUNEX or the public generally;

             (2) MBI has supplied and continues to offer to supply, ALBUNEX in sufficient quantities to Mallinckrodt conforming to the Product Specifications; and

             (3) Mallinckrodt has failed to offer at least one Albunex Product for sale in the ordinary course of business for a continuous period of not less than 180 days.

        (b) Upon satisfaction of all the conditions described in Section 9.05(a) and receipt by Mallinckrodt of the following:

             (1) Payment by cashier's check or by wire transfer in immediately available funds an amount equal to the sums previously paid by Mallinckrodt to MBI pursuant to Sections 4.01, 4.02 and 10.01; and

             (2) An Unconditional Waiver and Release pursuant to which MBI waives any and all rights, claims, damages or other remedies against Mallinckrodt relating to or out of this Agreement, in a form satisfactory to counsel for Mallinckrodt;

this Agreement shall terminate.

      9.06   Mallinckrodt Failure to Expend Adequate Resources.

        (a) Mallinckrodt shall be deemed to have failed to commit adequate resources to the marketing, sale or distribution of ALBUNEX if all of the following conditions occur:

             (1) Prior to the Launch Date Mallinckrodt fails to spend at least $500,000 in out of pocket costs in the pre-marketing, marketing, sales, distribution, or promotion of ALBUNEX, including but not limited to advertising, marketing literature, symposia, focus groups, product promotion, trade and industry shows, and the recruitment of medical and scientific opinion leaders;

             (2) During the first year following the Launch Date Mallinckrodt fails to spend at least $500,000 in out of pocket costs in the marketing, sales, distribution, or promotion of ALBUNEX, including but not limited to advertising, marketing literature, symposia, focus groups, product promotion, trade and industry shows, and the recruitment of medical and scientific opinion leaders; and

             (3) Mallinckrodt fails to spend such amounts within the 180 day period beginning on the date MBI notifies Mallinckrodt in writing that Mallinckrodt has failed to spend the such amounts.

        (b) Upon satisfaction of all the conditions described in Section 9.06(a) and receipt by Mallinckrodt of payment by cashier's check or by wire transfer in immediately available funds in an amount equal to one-half of the sums previously paid by Mallinckrodt to MBI pursuant to Sections 4.01, 4.02 and 10.01, subject to the right of Mallinckrodt to continue to distribute and sell ALBUNEX in the Territory pursuant to this Agreement, the provisions of Article 2 shall terminate and MBI may co-market and distribute ALBUNEX in the Territory under the MBI label and for its own account and may do so in the same manner (including, but not limited to, the use of distributors or sales representatives), on a country-by-country basis, as Mallinckrodt from time to time may market and distribute ALBUNEX in the Territory.

                                   Article 10

                            Payments to Key Employees

      10.01  Key Employee Payments.

        (a) Subject to the terms and conditions of this Section 10.01, during the 2 year period commencing on the Launch Date of ALBUNEX by Mallinckrodt if the first commercial sale of ALBUNEX after the Launch Date actually occurs, Mallinckrodt shall, at times to be agreed to by the parties, pay to MBI an aggregate of $2,500,000 upon accomplishment of the milestones described in
Section 10.01(b). Mallinckrodt and MBI agree that a minimum payment shall be due by the due date of MBI's tax return for MBI's tax year in which the first commercial sale of ALBUNEX after the Launch Date actually occurs (including extensions thereof as are actually obtained by MBI) of an amount equal to that which is certified by MBI's independent public accountants to be the increase in MBI's actual federal and state income tax liability, if any, due on such date as a result of MBI's accrual into income of the full amount to be paid by Mallinckrodt under this Section 10.01 provided that no such minimum payment shall be due prior to the first actual commercial sale of ALBUNEX after the Launch Date. MBI shall advise Mallinckrodt of this amount no later than 30 days prior to the filing of MBI's return and shall afford Mallinckrodt a reasonable opportunity to verify the accuracy of such amount. The amounts paid by Mallinckrodt to MBI shall be distributed by MBI to such employees of MBI as shall be mutually agreed to by MBI and Mallinckrodt.

        (b) The portion of the $2,500,000 attributable to the accomplishment of the applicable milestone shall be determined as follows:


                Amount                                       Milestone

               $400,000 Commencement of initial Phase III of the first Human Clinical Trials for ALBUNEX as described in Appendix 4 [Section 4.01(a)].

              $400,000 MBI's submission to the FDA either its initial PMA application or its initial NDA application for ALBUNEX [Section 4.01(b)].

              $400,000 FDA's acceptance of either MBI's initial PMA application or initial NDA application for ALBUNEX [Section 4.01(c)].

              $950,000 FDA's issuance of its initial approval letter for ALBUNEX with the specifications at least equal to those set forth in Appendix 4 [Section 4.01(d)].

              $350,000 Mallinckrodt's acceptance of MBI's first commercial shipment of
                                              ALBUNEX  under Article 2 [Section
                                              4.01(e)].

The foregoing amounts relating to any particular milestone shall be due and payable so long as the stated milestone is achieved by MBI and the first commercial sale of ALBUNEX after the Launch Date actually occurs. If any particular milestone is not achieved, then Mallinckrodt shall have no obligation to pay the amount related to such milestone. In no event shall Mallinckrodt be obligated to make payments except with respect to the first instance in which a particular milestone is achieved and then only if the first commercial sale of ALBUNEX after the Launch Date actually occurs.

        (c) As each milestone is achieved by MBI, the amount related to such milestone will accrue and bear interest at the from time to time prime rate of interest of Citibank, N.A. commencing on the date the related payment under
Section 4.01 is due until the amount is paid.  Notwithstanding  anything in this
Section 10.01 to the contrary, Mallinckrodt shall have no obligation to make any payments under this Section 10.01, including interest, unless and until Mallinckrodt or its Affiliates makes its first commercial sale of ALBUNEX after the Launch Date.

        (d) Notwithstanding anything to the contrary in this Section 10.01, no MBI employee shall be a third party beneficiary to this Section 10.01 and shall not be entitled to bring suit to enforce this Section 10.01.

      10.02 Supplemental Payments. In the event Mallinckrodt purchases MBI's assets as described in the first paragraph of Section 9.01, Mallinckrodt shall pay an aggregate of $2,500,000 to key MBI employees as designated by Mallinckrodt and MBI in portions upon achievement of ALBUNEX objectives to be agreed to by MBI and Mallinckrodt. Furthermore, upon such purchase by Mallinckrodt, Mallinckrodt agrees to employ the key employees of MBI on mutually agreeable terms. Notwithstanding anything to the contrary in this Section 10.02, no MBI employee shall be a third party beneficiary to this Section 10.02 and shall not be entitled to bring suit to enforce this Section 10.02.

                                   Article 11

                              Commercial Viability

      11.01 Determination of Commercial Viability. If the commercial viability of ALBUNEX is seriously jeopardized such that the continued development of ALBUNEX will not result in a commercially viable product to Mallinckrodt, then Mallinckrodt shall initiate good faith discussions with MBI to terminate this Agreement effective with the date such discussions are initiated, provided however, that if such discussions do not result in resolution of the matter, they shall be subject to arbitration under Article 12 to determine if the commercial viability of ALBUNEX is seriously jeopardized such that the continued development of ALBUNEX will not result in a commercially viable product to Mallinckrodt. If such arbitrators determine that the commercial viability of ALBUNEX is so jeopardized, then Mallinckrodt shall have the immediate right to terminate this Agreement effective with the date such discussions were initiated. This Section 11.01 shall be effective until the FDA permits the marketing of ALBUNEX with the indications set forth in Appendix 4.

      11.02 Payments Pending Resolution of Commercial Viability. Mallinckrodt shall continue to make any quarterly payments for milestones described in
Section  4.01  which  have  occurred  prior to the date that  discussions  under
Section  11.01  are  initiated.  Except  as  provided  in  this  Section  11.02,
Mallinckrodt, at its sole discretion, may suspend all or any portion of the payments due under Article 4 which are attributable to events occurring on or after the date that discussions under Section 11.01 are initiated. The parties agree that a decision of the arbitrators required under Section 11.01 shall be rendered within 90 days after the appointment of such arbitrators and further agree to instruct the arbitrators accordingly and act expeditiously in the presentation of the dispute to the arbitrator. In the event that a decision of the arbitrators is not rendered within such 90 day period, then upon execution of a mutually acceptable escrow agreement with an independent escrow agent, Mallinckrodt shall make all payments due under Article 4 which are attributable to events occurring on or after the date that discussions under Section 11.01 are initiated to the independent escrow agent to be held in trust pending the decision of arbitrators. If the arbitrators determine that the commercial viability of ALBUNEX is seriously jeopardized such that the continued development of ALBUNEX will not result in a commercially viable product to Mallinckrodt, then all amounts held in trust by the independent escrow agent, together with any interest earned thereon, shall be promptly returned to Mallinckrodt. If the arbitrators do not determine that the commercial viability of ALBUNEX is seriously jeopardized such that the continued development of ALBUNEX will not result in a commercially viable product to Mallinckrodt, then all amounts held in trust by the independent escrow agent, together with any interest earned thereon, shall be promptly paid to MBI.

                                   Article 12

                               Dispute Resolution

      12.01 Arbitration. Except as otherwise provided in Sections 2.16(c) and 12.02, any claim, dispute, question or controversy arising out of or relating to this Agreement or any amendment or modification hereto, or breach thereof ("Dispute"), shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in the County of St. Louis, Missouri, pursuant to the award of a panel of three arbitrators, and judgement upon the award may be entered in any court having jurisdiction thereof. The Expedited Rules of the AAA shall apply.

      12.02 Injunctions. The parties recognize and agree that arbitration is inadequate to enforce (a) the confidential restrictions contained in Article 5 and the provisions in Articles 2 or 6 regarding compliance with governmental health and safety laws and regulations a breach of which would pose an imminent danger to public health and safety, (b) the provisions requiring arbitration,
(c) the sale of ALBUNEX by Mallinckrodt in the continents of Europe, Asia, Africa or Australia other than as and when permitted by this Agreement or (d) a decision of the arbitrator under Section 2.16(c) (an "Event"), a violation of which will cause irreparable harm and unascertainable damages. The parties agree that an aggrieved party shall be entitled as a matter of right to an injunction from a court of competent jurisdiction restraining any actual or threatened Event. The rights to injunctive relief shall be in addition to and not in lieu of the right to arbitrate Disputes.

      12.03 Costs and Missouri Courts. The fees and expenses of the arbitrators shall be shared equally by Mallinckrodt and MBI. Mallinckrodt and MBI consent to the jurisdiction of the United States District Court for the Eastern District of Missouri, and if such District Court shall not have jurisdiction in the matter for any reason, to the jurisdiction of the Circuit Court of the State of Missouri for the 21st Judicial Circuit, for all purposes in connection with this Agreement, including entry of judgment relating to any award of the arbitrators. The arbitration and any award rendered pursuant thereto shall be governed by, construed and enforced in accordance with the laws of the State of Missouri.

                                   Article 13

                                 Indemnification

      13.01 Indemnification by MBI. MBI shall indemnify and hold harmless Mallinckrodt against any and all Losses based on or resulting from (a) any breach of the representations and warranties of MBI contained herein; (b) any breach of any warranty by MBI (express or implied) relating to ALBUNEX; (c) any or all claims arising from the use of ALBUNEX provided by MBI to Mallinckrodt pursuant to Article 2, including, but not limited to, any claim for death or personal injury or damage or loss of property which shall have been caused or alleged to have been caused by any negligence on the part of MBI or its agents, any defect in design, materials or workmanship used in ALBUNEX or any claim under a theory of strict liability; (d) any inaccuracies contained in the Product Literature based on information provided by MBI or any other information supplied by MBI with ALBUNEX; (e) any governmental recall of ALBUNEX due to or arising out of an act or omission of MBI, or, (f) in the event that ALBUNEX (other than ALBUNEX manufactured by a party other than MBI or an Affiliate of MBI) is found not to comply with any governmental regulations, for any costs or expenses incurred by Mallinckrodt to bring ALBUNEX into compliance with such regulations after consultation with MBI, including, but not limited, any costs and expenses of securing any required governmental permits. Notwithstanding the foregoing, MBI shall not be liable for any of Mallinckrodt's lost profits as a result of a breach of Sections 6.02(i) or (j).

      13.02 Indemnification by Mallinckrodt. Mallinckrodt shall indemnify and hold harmless MBI against any and all Losses sustained by MBI resulting from, arising out of or connected with (i) any inaccuracy in, breach of or nonfulfillment of, any representation, warranty, covenant or agreement made by, or other obligation of, Mallinckrodt contained in this Agreement or (ii) any or all claims arising from the use of ALBUNEX manufactured by Mallinckrodt or acquired by Mallinckrodt from a third party (e.g., Hafslund Nycomed AS), including, but not limited to, any claim for death or personal injury or damage or loss of property which shall have been caused or alleged to have been caused (with respect to ALBUNEX so manufactured or acquired) by (A) any negligence on the part of Mallinckrodt, its agents or supplier or suppliers of ALBUNEX, (B) any defect in design, materials or workmanship used in such ALBUNEX or (C) any claim under a theory of strict liability.

      13.03 Procedures. In the event any third party asserts any claim with respect to any matter as to which the indemnities in this Agreement relate, the party against whom the claim is asserted (the "Indemnified Party") shall give prompt notice to the other party (the "Indemnifying Party"), and the Indemnifying Party shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the Indemnified Party. If the Indemnifying Party does not give such notice and does not proceed diligently so to defend the third party claim within 30 days after receipt of the notice of the third party claim, the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make as to those claims and shall reimburse the Indemnified Party for its Losses and expenses related to the defense or settlement of the third party claim. The parties shall cooperate in defending against any asserted third party claims. For purposes of this Article 13, the indemnification of the Indemnified Party shall also include the indemnification of the Indemnified Party's employees, agents, Affiliates, and third parties performing services for the Indemnified Party, and the reference to this Agreement includes any certificate, schedule, list, summary or other information provided or delivered to a party by the Indemnifying Party or its agents and affiliates in connection with this Agreement.

                                   Article 14

                              Term and Termination

      14.01 Term. Unless sooner terminated pursuant to the provisions of this Agreement, the term of this Agreement shall continue for the life of the last patent relating to ALBUNEX to expire.

      14.02  Termination.  This Agreement may be terminated:

        (a)  At any time by mutual written consent of MBI and Mallinckrodt; or

        (b) By either party by notice to the other in the event such other party shall dissolve, cease active business operations or liquidate unless this Agreement shall have been assigned to a successor or transferee pursuant to
Section 16.02, or in the event such other party shall have been determined to be insolvent by a court of competent jurisdiction, or insolvency or reorganization proceedings shall have been commenced by such other party, or such proceedings shall have been brought against such other party and remained undismissed for a period of 60 days or such other party shall have made a general assignment for the benefit of creditors, or a receiver of all or substantially all of such other party's assets shall have been appointed and not discharged within 60 days; or

        (c) By Mallinckrodt if MBI shall fail to timely make any payment required by this Agreement and such payment shall not have been made within 30 days after receipt of written demand therefore from Mallinckrodt unless MBI is, in good faith, contesting or disputing its obligation to make any such payment or disputing the amount thereof; or

        (d) By MBI if Mallinckrodt shall fail to timely make any payment required by this Agreement and such payment shall not have been made within 30 days after receipt of written demand therefore from MBI unless Mallinckrodt is, in good faith, contesting or disputing its obligation to make any such payment or disputing the amount thereof; or

        (e) By Mallinckrodt by notice to MBI in the event of a breach or default by MBI of any material obligation, covenant, agreement, condition, representation or warranty in this Agreement (other than (i) a breach or default covered by Section 14.02(c) or (ii) a breach or default of any of MBI's Manufacturing Obligations) if Mallinckrodt shall have given written notice to MBI of such breach or default and such breach or default shall not have been remedied within 60 days after receipt of such written notice and, if not remedied by MBI within the 60 day period, reasonable steps shall not have been undertaken to remedy such breach or default within such period and shall not have been diligently pursued thereafter; or

        (f) By MBI by notice to Mallinckrodt in the event of a breach or default by Mallinckrodt of any material obligation, covenant or agreement in this Agreement (other than (i) a breach or default covered by Section 14.02(d), (ii) a breach or default under Section 7.01(c)(2)(D) or (iii) a failure to achieve any non-monetary performance milestone listed on Appendix 8A, Appendix 8B or Appendix 8C) if MBI shall have given written notice to Mallinckrodt of such breach or default and such breach or default shall not have been remedied within 60 days after receipt of such written notice and, if not remedied by Mallinckrodt with the 60-day period, reasonable steps shall not have been undertaken to remedy such breach or default within such period and shall not have been diligently pursued thereafter.

      14.03  Survival of Mallinckrodt Licenses and Right of First Refusal.

        (a) If this  Agreement  terminates  by the  expiration of its term under
Section 14.01, the licenses granted to Mallinckrodt by MBI under this Agreement, and the license granted to MBI by Mallinckrodt in Section 7.02(b), shall survive and continue as perpetual, irrevocable, paid-up, royalty-free non-exclusive licenses.

        (b) If this Agreement terminates by the written consent of the parties pursuant to Section 14.02(a), the licenses granted to Mallinckrodt by MBI under this Agreement, the license granted to MBI by Mallinckrodt in Section 7.02(b), Mallinckrodt's royalty obligations under Section 7.01(c), Mallinckrodt's right of first refusal under Section 9.04, and the other provisions of this Agreement shall survive as MBI and Mallinckrodt may agree.

        (c) If this Agreement terminates following notice from Mallinckrodt pursuant to Sections 14.02(b), (c) or (e):

        (1) the licenses granted to Mallinckrodt by MBI under this Agreement shall survive and continue as perpetual and irrevocable licenses but shall become non-exclusive as of the latest of (A) the third anniversary of the date that the FDA approves an intravenous myocardial perfusion indication of ALBUNEX for sale in the United States, (B) July 1, 2003 or
        (C) the date of termination of this Agreement;

        (2) Mallinckrodt's right of first refusal under Section 9.04 shall survive;

        (3) Mallinckrodt's royalty obligations under Sections 7.01(c) [omitted; filed separately with the Commission] shall survive and continue until the expiration of the last patent relating to ALBUNEX to expire (except as otherwise provided in Section 7.01(c));

        (4)  MBI's Stock Repurchase Option shall terminate; and

        (5) the license granted to MBI by Mallinckrodt in Section 7.02(b) shall survive and continue as a perpetual, irrevocable, paid-up, royalty-free license.

        (d) If this Agreement terminates following notice from MBI pursuant to Sections 14.02(b), (d) or (f):

        (1)  subject  to  Section   7.01(c)(1)(C)   the   licenses   granted  to
        Mallinckrodt by MBI under this Agreement shall survive and continue as perpetual and irrevocable licenses but shall become non-exclusive;

        (2) Mallinckrodt's right of first refusal under Section 9.04 shall terminate;

        (3) Mallinckrodt's royalty obligations under Sections 7.01(c) [omitted; filed separately with the Commission] shall survive and continue until the expiration of the last patent relating to ALBUNEX to expire;

        (4) the license granted to MBI by Mallinckrodt in Section 7.02(b) shall survive and continue as a perpetual, irrevocable, paid-up, royalty-free license; and

             (5)  Sections 2.15, 2.16 and 2.17 shall survive.

      14.04 Effect of Termination. Warranty, confidentiality and indemnification obligations of the parties, Article 12, Sections 4.03(a), 7.02(c) through (f), and 8.02 shall survive termination.

                                   Article 15

                                  Force Majeure

        The obligations of each party to perform under this Agreement shall be subject to any delays caused by Force Majeure, if and only if the party affected shall have used reasonable efforts to avoid such Force Majeure and to remedy it promptly if it shall have occurred.

                                   Article 16

                                  Miscellaneous

      16.01 Relationship of the Parties. The relationship hereby established between Mallinckrodt and MBI is solely that of independent contractors and this Agreement shall not create an agency, partnership, joint venture or employer/employee relationship, and nothing hereunder shall be deemed to authorize either party to act for, represent or bind the other or any of its Affiliates except as expressly provided in this Agreement.

      16.02 Assignment. This Agreement shall be assignable by either party only with the written consent of the other party which shall not be unreasonably withheld, except that (a) either party may assign this Agreement, without such consent, to the purchaser or transferee of all its assets, or of all the assets of its business to which this Agreement relates subject to the limitations on transfer of MBI assets described in Article 9, (b) Mallinckrodt may assign this Agreement to an Affiliate with a net worth of not less than $10,000,000 without the consent of MBI, (c) if permitted by the substantive laws of the State of Missouri, Mallinckrodt may assign a limited interest in this Agreement, or a part of this Agreement, as it relates to one or more countries in any territory, to an Affiliate organized under the laws of the country or one of the countries in question, and (d) MBI may assign this Agreement to a subsidiary all of whose stock is owned by MBI. No assignment pursuant to clauses (b), (c) or (d) shall relieve the assignor from any liability under this Agreement, and the assignor shall guarantee the assignee's full and prompt performance of all of its obligations. MBI shall not subcontract or delegate performance of all or any part of the work called for under this Agreement without the express prior written consent of Mallinckrodt which consent shall not be unreasonably withheld except that it may subcontract its manufacturing obligations under Article 2 to Mallinckrodt.

      16.03 Notice. All notices, communications, demands and payments required or permitted to be given or made hereunder or pursuant hereto shall be in writing and sent by receipt by certified or registered mail, postage prepaid, overnight messenger service, telecopier or personal delivery as follows:

        If to Mallinckrodt:

                       Mallinckrodt Medical, Inc.
                       675 McDonnell Blvd.
                       St. Louis, Missouri 63134
                       Attention:  Vice President - Ultrasound Imaging
                       Telecopier:  (314) 895-7281

             with a copy to:

                       Mallinckrodt Medical, Inc.
                       675 McDonnell Blvd.
                       St. Louis, Missouri 63134
                       Attention:  Vice President and General Counsel
                       Telecopier:  (314) 895-7181

             If to MBI:

                  Molecular Biosystems, Inc.
                       10030 Barnes Canyon Road
                       San Diego, California  92121
                       Attention:  Chief Operating Officer
                       Telecopier:  (619) 452-6187

             with a copy to:

                       Craig P. Colmar, Esq.
                       Johnson and Colmar
                       Suite 1000
                       300 South  Wacker Drive
                       Chicago, Illinois 60606
                       Telecopier:  (312) 922-9283

All notices sent by certified or registered mail shall be considered to have been given two business days after being deposited in the mail. All notices sent by overnight messenger service, telecopier or personal delivery shall be considered to have been given when actually received by the intended recipient. Either party may change the address designated by notifying the other party in writing.

      16.04 Governing Law. This Agreement is deemed to have been entered into in the State of Missouri, and its interpretation, construction, and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the substantive laws of the State of Missouri.

      16.05 Validity of Agreement. If any provision of this Agreement is, becomes, or is deemed invalid or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction so deeming. The validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction. If such provision cannot be so amended without materially altering the intention of the parties, it shall be stricken in the jurisdiction so deeming, and the remainder of this Agreement shall remain in full force and effect.

      16.06 Waiver. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall an single or partial exercise of any such right, power or remedy by a party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      16.07 Entire Agreement. This Agreement together with (i) the Investment Agreement dated as of December 7, 1988 between MBI and Mallinckrodt and (ii) the 1995 Investment Agreement set forth and constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior agreements, promises, understandings, promises and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. Mallinckrodt shall not be bound by and expressly objects to any provisions additional to or at variance with the terms hereof that may appear in MBI's quotation, acknowledgement, confirmation, invoice or in any other prior or later communication from MBI to Mallinckrodt unless such provision is expressly agreed to in writing by Mallinckrodt referring to this
Section 16.07 signed by the President, Chief Operating Officer or a Vice President of Mallinckrodt. MBI shall not be bound by and expressly objects to any provisions additional to or at variance with the terms hereof that may appear in Mallinckrodt's quotation, acknowledgement, confirmation, invoice or in any other prior or later communication from Mallinckrodt to MBI unless such provision is expressly agreed to in writing by MBI referring to this Section
16.07 signed by the President of MBI.

      16.08 Headings and References; Incorporation of Exhibits. The headings contained in this Agreement are inserted for convenience of reference only and shall not be a part, control or affect the meaning hereof. All references herein to Articles and Sections are to the Articles and Sections of this Agreement. All references herein to Appendices are to the Appendices hereto, each of which shall be incorporated into and deemed a part of this Agreement.

      16.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

      16.10 Time Is of the Essence. Mallinckrodt and MBI acknowledge that the successful commercialization of ALBUNEX is dependent upon the expeditious entry of ALBUNEX into the market, and consequently, agree that time is of the essence for purposes of this Agreement.

      16.11 Setoff. If within 30 days after receipt of written demand any amount required to be paid hereunder is not paid and unless the payor is, in good faith, contesting or disputing its obligation to make any such payment or disputing the amount thereof, the payee may set-off any and all amounts owed by the payee to the payor against any and all amounts owed by the payor to the payee.

      16.12 Interest on Late Payments. If any payment due under this Agreement is not paid in full when due, interest shall accrue on the unpaid amount from the date due until paid at a fluctuating rate equal at all times to the rate 2.0% above the rate the First National Bank of Chicago publishes or announces as its prime or equivalent rate of interest.

      16.13 Payment for Inventory. As of the Effective Date, Mallinckrodt shall pay MBI for Mallinckrodt's inventory of ALBUNEX at the price of [omitted; filed separately with the Commission] per vial for 10 ml. vials and [omitted; filed separately with the Commission] per vial for 20 ml. vials. The term "Mallinckrodt's inventory" means all ALBUNEX, wherever located, which (i) as of the Effective Date is in the possession of Mallinckrodt or an Affiliate of Mallinckrodt, in the possession of MBI, or in transit from MBI to Mallinckrodt or an Affiliate, which (ii) MBI manufactured for Mallinckrodt based on its orders and forecasts, which (iii) has not yet been sold to a purchaser other than Mallinckrodt or an Affiliate of Mallinckrodt and which (iv) conforms to the Product Specifications. Mallinckrodt shall not owe MBI any additional amounts under Section 2.14 in respect of this inventory.

      16.14 HSR Filings. MBI and Mallinckrodt shall each comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the
"Hart-Scott-Rodino Act"), by filing a premerger notification with the U.S. Department of Justice and the U.S. Federal Trade Commission as promptly as practicable after signing this Agreement, and shall respond promptly to any inquires from the Department of Justice or the Federal Trade Commission as a result of these filings.

      16.15 Effective Date. To the extent that this Agreement is a restatement of the Current Distribution Agreement, this Agreement shall be deemed to have been effective since December 7, 1988. To the extent that this Agreement is an amendment of the Current Distribution Agreement, (i) Sections 16.14 and 16.15 shall be effective as of the date that this Agreement is signed and (ii) all of the other changes to the Current Distribution Agreement made by this Agreement shall become effective if and when all applicable waiting periods under the Hart-Scott Rodino Act have expired or have otherwise terminated (the "Effective Date"), without the necessity of any further action by the parties. Until the occurrence of the Effective Date, the Current Distribution Agreement (with the addition of Sections 16.14 and 16.15) shall remain in effect. MBI acknowledges that Mallinckrodt has previously made all of the payments that Mallinckrodt was required to make under Sections 4.01 and 10.01 and that Mallinckrodt has not failed to commit adequate resources to the marketing, sale or distribution of ALBUNEX, as described in Section 9.06(a).

      IN WITNESS WHEREOF, the parties hereunto have executed this Agreement as to be effective as of the date first written above.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


                                                     Molecular Biosystems, Inc.


                                                     By  /s/ Kenneth J. Widder
                                                         Kenneth J. Widder, M.D.
                                                         Chairman and Chief
                                                         Executive Officer


                                                     Mallinckrodt Medical, Inc.



                                                     By  /s/ Robert G. Moussa
                                                         Name:Robert G. Moussa
                                                         Title:   President and
                                                         Chief Executive Officer

                                   APPENDIX 1
                                 TRADEMARK LOG

- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
                                                                                                                1ST USE
TRADEMARK            COUNTRY   MATTER   STATUS     SERIAL       FILING  PUB.      REG. NO.     REG.     FIRST   IN        RENEWAL
                               NUMBER              NUMBER       DATE    DATE                   DATE     USE     COMMERCE  DATE
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX          U.S.A        24008.00  Registered 73/622,872  05/26/87 03/29/88 1,492,866    06/21/88 1/22/87 1/22/87   06/21/08
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX          Japan        24008.40  Pending
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX          Taiwan       24008.41  Filing
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX          South Korea  24008.42  Pending    94/47609    12/31/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX          Japan (Engli 24008.43  Registered 63-142487   12/16/88 11/15/90 2,329,969    08/30/91                   08/30/2001
                 & Katakana)
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN United State 24018.00  Allowed    74/397,650           02/14/95
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Argentina    24018.40  Registered             06/24/93          1,512,708    03/31/94                   03/31/04
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Brazil       24018.41  Pending
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Canada       24018.42  Allowed    731,046              02/24/94              05/20/94
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Chile        24018.53  Pending    306,383     05/03/95
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Colombia     24018.43  Pending
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Costa Rica   24018.44  Pending                07/05/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Dominican    24018.45  Registered                                                                       09/14/2013
                 Republic
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Ecuador      24018.46  Pending                06/25/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN El Salvador  24018.47  Published              09/20/93 02/27/95
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Honduras     24018.48  Pending                06/15/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Mexico       24018.49  Pending                07/12/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Panama       24018.54  Pending    076237      06/30/95
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Peru         24018.50  Registered                               033661       12/17/93                   11/30/2003
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Venezuela    24018.51  Published  13116-94    07/20/93 01/09/95
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------

ALBUNEX & DESIGN Guatemala    24018.52  Pending                12/20/93
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------
- ---------------- ------------ --------- ---------- ----------- -------- -------- ------------ -------- ------- --------- ----------


                                   APPENDIX 2
                                   PATENT LOG

- ----------  --------  --------------  --------------  --------  ------------  ----------  ------------- --------  ------------------

INTEREST    FIRST    SUBJECT MATTER   COUNSEL       REFERENCE  COUNTRY OR         STATUS  APPLICATION   APPLI-    PATENT NO ISSUE/
LICENSOR) INVENTOR   (PROJECT CODE)   DOCKET         NUMBER      REGION                      NUMBER     CATION    PUBL. NO. (PUBL.
                                                                                                        DATE                DATE)
- ----------  --------  --------------  --------------  --------  ------------  ----------  ------------- --------  -----------------

ULTRASOUND  **   ULTRASOUND **     ULTRASOUND **   ULTRASOUND * *     ULTRASOUND * * * ULTRASOUND     **   ULTRASOUND **
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

Licensee   Feinstein ALBUNEX (150)   24843-20029.00  ALB-1-US1 US            ISSUED      461,664        01/27/83 4,672,203 02/26/88
(Feinstein
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20029.42  ALB-1-AT1 AUSTRIA       ISSUED      84/4A9004      01/26/84 397,034b  01/25/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-AU1 AUSTRALIA     ISSUED      84/26769       01/26/84  571863   08/16/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20029.44  ALB-1-BR1 BRAZIL        ABANDONED   P18404941      09/26/84
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20029.45  ALB-1-CA1 CANADA        ISSUED      446,243        01/27/84 1221759   05/12/87
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-.20029.47 ALB-1-DE1 GERMANY       ISSUED      P3490013.6     01/26/84 3490013   03/15/90
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-EP1 EUROPE        ISSUED      849003217      01/26/84 EP135563  08/29/90
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-FR1 FRANCE        ISSUED      8401207        01/26/84 2,541,108 04/03/92
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-28052.00  ALB-1-GB1 GREAT BRITIAN ISSUED (TER 8423446        01/26/84 2,143,327 10/22/86
                      GRANTED)                                               EXTENSION
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-IL1 ISRAEL        ISSUED      70784          01/26/84 70784     04/01/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-JP1 JAPAN         ISSUED (TER 84/501032      01/26/84 1598466   05/28/96
                      ALLOWED)                                               EXTENSION
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20029.50  ALB-1-NL1 NETHERLANDS   PENDING     8420041        01/26/84 191079    12/19/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-1           ALB-1-SE1 SWEDEN        ISSUED (TER 8404797-6      01/26/84 8404797-6 03/16/92
                      PENDING)                                               EXTENSION
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20029.40  ALB-1-WO1 PCT           PUBLISHED   US 84/00135    01/27/83 (84/02838)(08/02/84
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                     ALBUNEX         UIA-2           ALB-1-US2 US            ISSUED(CIP  805,975        05/12/86 4,718,433 01/12/88
                                                                             OF ALB-1-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-2/3         ALB-1-AU2 AUSTRALIA     ISSUED      86/66097       12/05/86 575735    08/04/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20030.41  ALB-1-CA2 CANADA        ISSUED      524,419        12/03/86 1274773   10/02/90
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     UIA-2/3         ALB-1-EP2 EUROPE        ISSUED      86116943.1     12/05/86 (224934)  01/29/92)
                                                                             (IN OPPOSIT
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20030.42  ALB-1-JP2 JAPAN         ISSUED      86/289108      12/05/86 1677653   07/13/92
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                                     ALB-1-NL2 NETHERLANDS   ISSUED      86/16943.1     12/05/86 0224934
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                     ALBUNEX         UIA-3           ALB-1-US3 US            ISSUED (CIP 103,807        10/01/87 4,774,968 10/04/88
                                                                             OF ALB-1-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   WIDDER    ALBUNEX (150)   24843-20018.00  ALB-2-US1 US            ISSUED (TER  139,576        12/29/87 4,844,882 07/04/89
                                                                             EXTENSION
                                                                             PE`NDING)

- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.52  ALB-2-AT1 AUSTRIA       ALLOWED     88/120371.5    12/06/88 0324938   11/18/93
                                                                             (IN OPPOSIT
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.40  ALB-2-AU1 AUSTRALIA     ISSUED      88/25581       11/30/88 603178    03/19/91
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.53  ALB-2-BE1 BELGIUM       PENDING     88120371.5     12/15/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.41  ALB-2-CA1 CANADA        ISSUED      581,985        11/02/88 1,325,590 12/28/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.61  ALB-2-CH1 SWITZERLAND   PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.42  ALB-2-CN1 CHINA         GRANTED     88105824.5     12/28/88 88105824.604/07/95
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.55  ALB-2-DE1 GERMANY       PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.43  ALB-2-DK1 DENMARK       PENDING     88/7216        12/23/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.44  ALB-2-EP1 EUROPE        ALLOWED     88120371.5     12/06/88 0 324 938 11/18/93
                                                                             (IN OPPOSIT


- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.45  ALB-2-FI1 FINLAND       ISSUED (TER 886016         12/28/88 93698     04/05/95
                      PENDING)                                               EXTENSION
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.54  ALB-2-FR1 FRANCE        PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.56  ALB-2-GB1 GREAT BRITIAN PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.46  ALB-2-IE1 IRELAND       ISSUED      3127/88        10/14/88 61591     11/16/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.47  ALB-2-IL1 ISRAEL        ALLOWED?    88039          10/13/88 139,576?  10/16/92?
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.57  ALB-2-IT1 ITALY         PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.48  ALB-2-JP1 JAPAN         PUBLISHED   63-323826      12/23/88 (6-62445) (08/17/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.49  ALB-2-KR1 SOUTH KOREA   PENDING     88/17665       12/28/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.58  ALB-2-LU1 LUXEMBOURG    PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.59  ALB-2-NL1 NETHERLANDS   PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.50  ALB-2-NO1 NORWAY        PENDING     885796         12/28/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.60  ALB-2-SE1 SWEDEN        PENDING     88120371.5     12/06/88
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20018.51  ALB-2-TW1 TAIWAN        ISSUED      77109126       12/29/88 037100    02/01/90
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   WIDDER    ALBUENX (150)                   ALB-3-US1 US            ABANDONED   139,577        12/29/87



- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   CERNY     ALBUNEX (150)   24843-20019.00  ALB-4-US1 US            ISSUED      244,844        09/14/88 4,957,656 09/18/90



- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.40  ALB-4-AU1 AUSTRALIA     ISSUED      41312          09/13/89 617,216   03/18/92
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.61  ALB-4-AT1 AUSTRIA       PENDING     89116982.3     09/13/89
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.52  ALB-4-BE1 BELGIUM       ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.41  ALB-4-CA1 CANADA        ALLOWED     610,631        09/07/89
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.62  ALB-4-CH1 SWITZERLAND   ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.54  ALB-4-DE1 GERMANY       ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.42  ALB-4-DK1 DENMARK       PENDING     89/4511        09/13/89
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.43  ALB-4-EP1 EUROPE        ISSUED      89116982.3     09/13/89 359,246 B103/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.60  ALB-4-ES1 SPAIN         ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.44  ALB-4-FI1 FINLAND       ISSUED      894335         09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.53  ALB-4-FR1 FRANCE        ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.55  ALB-4-GB1 GREAT BRITIAN ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.56  ALB-4-GR1 GREECE        ISSUED      89116982.3     09/13/89 9/0400599 03/26/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.45  ALB-4-IE1 IIRELAND      ISSUED      89/2837        09/04/89 62602     02/01/95
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.46  ALB-4-IL1 ISRAEL        ISSUED      91593          09/11/89 244,844   06/16/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.57  ALB-4-IT1 ITALY         ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.47  ALB-4-JP1 JAPAN         GRANTED     01-237390      09/12/89 7-20545   (03/08/95
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.48  ALB-4-KR1 SOUTH KOREA   PENDING     89/13246       09/12/89
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.58  ALB-4-LU1 LUXEMBOURG    ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.59  ALB-4-NL1 NETHERLANDS   ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.49  ALB-4-NO1 NORWAY        PENDING     893671         09/13/89
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.61  ALB-4-SE1 SWEDEN        ISSUED      89116982.3     09/13/89 359,246   03/24/93
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20019.50  ALB-4-TW1 TAIWAN        ISSUED      7810-6958      09/08/89 152186    02/21/91
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   LAMBERT   FS (880)        24843-20010.00  AGM-1-US1 US            ABANDONED F 08/086,717     07/02/93
                     (COMPOSITIONS)                                          AGM-1-US2

- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.41  AGM-1-EP1 EUROPE        PENDING     94304902.3     07/04/94 (633,030) (01/11/95
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.42  AGM-1-IL1 ISRAEL        PENDING     110185         07/01/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.43  AGM-1-MX1 MEXICO        PENDING     845069         07/01/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.46  AGM-1-TW1 TAIWAN        PENDING     83107084       08/01/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.40  AGM-1-WO1 PCT (DESIG. A PENDING     94/07533       07/01/94 (95/01187)(01/12/95
                                                               CONTRACT STAT
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                     24843-20010.44  AGM-1-ZA1 SOUTH AFRICA  PENDING     944810         07/04/94
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              PENDING
                     FS              24843-20010.01  AGM-1-US2 US            (CON OF     08/220,264     03/30/94
                     (ADDED INVENTOR                                         AGM-1-US1
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              ALLOWED
                     FS              24843-20010.20  AGM-1-US3 US            (CIP OF     08/187,656     01/26/94
                     (PROCESS)                                               AGM-1-US1
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                             PENDING
                     FS              24843-20010.21  AGM-1-US4 US            (CIP OF     08/290,024     08/12/94
                     (COMPOSITIONS)                                          AGM-1-US3
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                             PENDING
                                     24843-20010.22  AGM-1-US5 US            (CIP OF     08/290,022     08/12/94
                                                                             AGM-1-US2
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              NOT TO BE
                     FS              24843-20010.24  AGM-1-US6 US             FILED (CIP
                                                                             OF AGM-1-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              NOT TO BE
                     FS              24843-20010.23  AGM-1-US7 US            FILED (CIP
                                                                             AGM-1-US5
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              PENDING
                     FS (METHOD      24843-20010.10  AGM-1-US8 US             (DIV. OF                   06/06/95
                     (OF MAKING)                                              AGM-1-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              PENDING
                     FS (METHOD      24843-20010.11  AGM-1-US9 US            (DIV. OF                   06/06/95
                     OF IMAGING)                                             AGM-1-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   LOHRMANN  FS (880)        24843-20021.00  AGM-2-US1 US            PENDING     08/284,782     08/02/94
                     (FLUORINATED
                      SHELLS)

- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              PENDING
                                     24843-20021.10  AGM-2-US2 US            (DIV. OF                   05/22/95
                                                                             AGM-2-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
                                                                              PENDING
                                     24843-20021.11  AGM-2-US3 US            (DIV. OF                    05/22/95
                                                                             AGM-2-US
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   JABLONSKI FS              24843-30040.00  AGM-5-US1 US            PROVISIONAL                06/08/95
                     GAS EXCHANGE

- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASIGNEE    JABLONSKI FS              24843-20040.00  AGM-5-US1 US            PENDING                    06/07/95
                     (GAS EXCHANGE)

- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   HASHIMOTO FS (BLOCK       24843-20032.00  BCP-1-US1 US            PENDING                    06/0695
                     COPOLYMER SHELL
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

ASSIGNEE   LOHRMANN  FS (HYDROPHOBIZ 24843-20036.00  DPM-1-US1 US            PENDING                    06/07/95
                     SHELL)
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------
- ---------- --------- --------------- --------------- --------- ------------- ----------- -------------- -------- -------------------

                                   Appendix 3


                             MBI Cardiac Indications

                                (Section 2.01(d))



Intravenous Indication

Albunex is indicated for IV administration to enhance image contrast in diagnostic echocardiography.

Clinical Applications

1.       Cardiac Performance

         Albunex can enhance visualization of endocardial borders enabling more reliable and complete measurement of cardiac structure and calculation of performance indices including stroke volume and ejection fraction. Wall thickness and wall motion can be more easily evaluated.

2.       Detection of Physiological Defects

         Contrast enhancement can be utilized to examine the physical size and shape of the various cardiac structures and their ability to perform intended physiological functions including:

         o valvular performance including quantitation of regurgitant fraction in conjunction with valvuloplasty particularly flow distribution

         o size and shape of the heart as well as individual chambers and structures

         o         intracardiac shunts that permit leakage between the chambers

         o         dyskinetic regions of the heart wall; and

         o enhancement of color flow doppler for low flow states and in areas of turbulence.

3.       Assessment of Myocardial Perfusion

         Contrast enhancement of blood flowing to the heart muscle may enable ultrasonic evaluation of perfusion.





Intra Arterial Administration Indication

Albunex  is  indicated  for  the   intra-arterial   administration  in  contrast
ultrasound in patients requiring perfusion assessment of the myocardium.

Clinical Applications

To  evaluate  myocardial  perfusion  before  and  after  angioplasty,   coronary
thrombolysis, or intraoperatively during coronary by-pass grafting.

                                   Appendix 4

                           Current ALBUNEX Indication

                    (Section 2.01(c), 4.01(a) and (d), 12.01)



         Opacification of right and left chambers of the heart after intravenous administration.

                                   Appendix 5

                         Current Product Specifications

                                 (Section 2.02)


                    STANDARD OPERATING PROCEDURE Page 1 of 10
                                  DOCUMENT: 195


- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              011                                195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- -------------------------------------------------------------------------------
DISTRIBUTION                              IMMEDIATE CHANGE REQUEST (CR) ATTACHED

Normal
- --------------------------------------------------------------------------------
WRITTEN BY:                                  AUTHORIZATION SIGNATURES:

NAME:                                                            RESEARCH:
DATE:                                                                DATE:
                                                      PRODUCT DEVELOPMENT:
                                                                     DATE:
                                                        QUALITY ASSURANCE:
                                                                     DATE:

- --------------------------------------------------------------------------------
CR NUMBERS INCORPORATED IN THIS EDITION




- --------------------------------------------------------------------------------
SUMMARY OF CHANGES
New



- --------------------------------------------------------------------------------
INSTRUCTIONS

                    STANDARD OPERATING PROCEDURE Page 2 of 10
                                  DOCUMENT: 195


- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                       195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------

SUBJECT

Albunex (TM), Echocardiography Contrast Microspheres For Investigational Use

         FINAL PRODUCT RELEASE PROTOCOL

PURPOSE

To Document the final product release testing criteria performed to assure the safety and uniformity of the investigational agent.

                    STANDARD OPERATING PROCEDURE Page 3 of 10
                                  DOCUMENT: 195


- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                        195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.0      Release Protocol

         Source and lot of Albumin (Human) used in this lot of Albunex(TM)

         Source:

         Lot No.:

         Exp. Date:

         Attach certificate of analysis from manufacturer.

                    STANDARD OPERATING PROCEDURE Page 4 of 10
                                  DOCUMENT: 195


- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                       195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.1      Sterility (SOP 184)

         Performed by:

         Date Started:

         Result:  /       / Pass            /       / Fail

                    STANDARD OPERATING PROCEDURE Page 5 of 10
                                  DOCUMENT: 195



- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                                195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.2      Pyrogenicity (SOP 183)

         Performed by:

         Date Started:

         Result:  /       / Pass            /       / Fail

                    STANDARD OPERATING PROCEDURE Page 6 of 10
                                  DOCUMENT: 195



- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                                195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.3      General Safety (SOP 186)

         Performed by:

         Date Started:

         Result:  /       / Pass            /       / Fail

                    STANDARD OPERATING PROCEDURE Page 7 of 10
                                  DOCUMENT: 195



- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                                195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.4      Physical Appearance

         After 8 hours undisturbed at room temperature:

         Describe:



         Free of extraneous particulate matter:

         /       / Yes              /       / No

         Observed by:                                              Date:

         After inverting vial 20 times:

         Describe:

                    STANDARD OPERATING PROCEDURE Page 8 of 10
                                  DOCUMENT: 195



- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                     195
- --------------------------------------------------------------------------------
NAME
                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.5      pH

         Value:

         Specification:             (6.4 - 7.4)

         Performed:                                                    Date:

                    STANDARD OPERATION PROCEDURE Page 9 of 10
                                  DOCUMENT: 195



- --------------------------------------------------------------------------------
EFFEC. DATE                         REV. NO.                  DOCUMENT NO.

1/1/88                              001                       195
- --------------------------------------------------------------------------------
NAME
                                         Final Product Release Protocol

- --------------------------------------------------------------------------------


3.6      Coulter Counter Analysis

         -----------------------------------------------------------------------

         Test               Result           Specification        Pass/Fail
         -----------------------------------------------------------------------

         Concentration                      (3-5 x 108/mL)
         -----------------------------------------------------------------------

         Mean Diameter                      (3-5 microns)
         -----------------------------------------------------------------------

         Size Distribution                  (95% 10.1 microns)
         -----------------------------------------------------------------------

         Maximum Size                       (32 microns)
         -----------------------------------------------------------------------





         Performed by:                                                 Date:

                                   Appendix 6

                                Quality Assurance

                                (Section 2.04(e))

                            Certificates of Analysis



Certificates of Analysis must contain the following information:

       1. It must identify the issuing organization and contain the signature and title of the person authorized to release product to the market. The site Quality Manager of first line designee is an appropriate level of signature.

       2. It must clearly identify the product name, catalog or identifying number, lot or batch number, and the date of issuance.

       3. It must address each and every quality characteristic listed in the specification.

       4. It must clearly list the quality characteristic, the conformance requirement, and the actual results obtained. Certificates which only carry such statements as "a typical analysis is...", or refer to product literature for normal values with statements as "this lot meets the nominal values listed in product bulletin..." are not acceptable.

An acceptable visual layout example is attached.

               * * * Example Certificate of Analysis Format * * *

                  [Prepare On Issuing Organization Letterhead]

                             Certificate of Analysis



         Product Name:                               Date:

         Catalog Number:                             Lot Number:

    QUALITY                CONFORMANCE
CHARACTERISTICS            REQUIREMENTS                       RESULTS


Appearance                 comparable to standard
                           (Conforms)

pH                         3.8 - 7.4

Reconstitution             suspends within 2 minutes
                           (conforms)

Radiochemical Purity       90% minimum                                  %

Supernatant                10% minimum activity                         %

Particle Size              90% between 10 - 90um                        %
                           0% greater than 150um                        %

Aggregated Albumin         1.75 - 2.25 mg/vial                    mg/vial


Soluble Albumin            0.6 +/- 0.2mg/vial                     mg/vial

Weight Variation           100 - 125 mg/vial                      mg/vial


Bacterial Endotoxins       not more than 175 USP
                            endotoxin units/dose                  Eu/dose

Safety                     negative

Bio Assay                  90% minimum to lung                          %



Residual Moisture          10% minimum                                  %
Sterility                  negative

Expiration Date            1 year from date of manufacture



Signature of Authorized
Quality Department Representative

                                   Appendix 7


                       Joint Steering Committee Procedures

                                 (Section 2.16)


1. The Joint Steering Committee (the "Committee") shall be composed of four members, two to be appointed by MBI and two to be appointed by Mallinckrodt.

2. To be binding on the parties, all decisions of the Committee must be voted on by all four members of the Committee.

3. Any member of the Committee may cast his or her vote by proxy given to another member of the Committee.

4. The time and place of meetings of the Committee shall be determined by mutual agreement of MBI and Mallinckrodt. In the event of a dispute, the decision as to time and place will alternate between the parties. Formal notice of the meeting shall be delivered to each member of the Committee at least 10 business days in advance of the meeting. Meetings of the Committee may be held by teleconference.

5. Written minutes of each meeting of the Committee shall be kept by a member of the Committee to be elected by all members of the Committee. All decisions of the Committee shall be recorded in the minutes of each meeting. Minutes shall be approved by all members of the Committee.

6. Each party shall bear the expenses of its representatives with respect to attendance at meetings of the Committee.

7. Either MBI or Mallinckrodt can submit proposals to the Committee. Each proposal must be in detail and delivered at least five business days prior to the meeting at which the party submitting the proposal requests it to be considered.

8. All protocols for a clinical trial for which the Committee has authority shall be submitted to all members at least 10 business days before the meeting of the Committee at which the clinical trial will be discussed.

9. The Committee shall have the authority to appoint working groups comprised of employees of one or both of the parties to accomplish specific tasks in furtherance of fulfilling the Committee's objectives.

10. The Committee shall develop master development plans for the ALBUNEX currently being marketed by Mallinckrodt and for the product which MBI has currently code-named FS069, and shall update and amend these plans as circumstances change.

                                   Appendix 8A

               Performance Milestones for the Additional Territory

                                (Section 3.02(a))

a. The Joint Steering Committee (the "Committee") shall establish a master development plan for ALBUNEX in the major countries of the Additional
      Territory, which shall include a timetable for its development. Mallinckrodt shall complete such studies according to that timetable. Mallinckrodt shall propose said development plan, which shall include a reasonable development timetable, to the Committee within 9 months of the Effective Date, and shall support the development plan within the Committee.

b. Mallinckrodt will initiate meetings with appropriate regulatory agencies, if any, within 6 months of formal establishment of master development plan.

c. Mallinckrodt shall initiate the commercial launch of ALBUNEX in two major countries of the Additional Territory, to be designated by the Committee, within three months of approval in each designated country, respectively.


                                   Appendix 8B

                [Omitted; filed separately with the Commission.]

                                   Appendix 8C

                [Omitted; filed separately with the Commission.]


                        Notes to Appendices 8A, 8B, & 8C

1. Any delay caused by the FDA or its foreign equivalent will extend the time to complete the milestone in question by the time to remedy the regulatory situation.

2. Mallinckrodt may opt to extend a given milestone one time only for up to 6 months, upon 10 days' written notice to MBI prior to the projected completion date of the milestone and a concurrent payment of [omitted; filed separately with the Commission] per month of the extension.